UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
______________

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Independent Bank Group, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2023

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

LETTER TO SHAREHOLDERS
April 7, 2023
DEAR FELLOW SHAREHOLDER:
We are pleased to invite you to attend the 2023 Annual Meeting of Shareholders to be held exclusively online via live webcast on Thursday, May 18, 2023, at 10:00 a.m., Central Time. In order to participate in the virtual 2023 Annual Meeting, you must log onto the meeting platform at www.virtualshareholdermeeting.com/IBTX2023 with your sixteen-digit control number provided on your proxy card.
If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will need to obtain your control number from your broker, bank or other nominee’s voting instruction card. Those planning to participate in the annual meeting should connect to the virtual platform at least 15 minutes prior to the start of the Annual Meeting.
We will vote on Annual Meeting matters, including the election of Class I Directors, Say-On-Pay, and the ratification of the appointment of the Company’s independent registered public accounting firm as well as amendments to the Company's Amended and Restated Certificate of Formation to provide for the phasing out of the classified structure of the Company's Board of Directors.
Whether or not you’re able to join us for our virtual Annual Meeting, it is important that your shares be represented. Please take a moment to carefully read each of the proposals described in this Proxy Statement, and complete, date, sign and return the enclosed proxy card as soon as possible. For your convenience, you may also use Internet or telephone voting according to the instructions on the proxy card.
We appreciate your continued support of our Company and look forward to you joining us for the live webcast of our Annual Meeting.
Sincerely,
David R. Brooks
Chairman and Chief Executive Officer

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
TO THE SHAREHOLDERS OF INDEPENDENT BANK GROUP, INC:
The annual meeting of shareholders (the “Annual Meeting”) of Independent Bank Group, Inc. (the “Company”), will be held on Thursday, May 18, 2023 at 10:00 a.m., Central Time. The meeting will be conducted exclusively online by live webcast. In order to participate in the virtual 2023 Annual Meeting, you must log onto the virtual meeting platform at:
www.virtualshareholdermeeting.com/IBTX2023
Those planning to participate in the Annual Meeting should log onto the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting.
Please note that as part of the online meeting registration process, you will be required to enter your control number found on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will need to obtain your control number from your broker, bank or other nominee’s voting instruction card.
Only shareholders as of the close of business on March 21, 2023 may attend the virtual Annual Meeting, and any adjournment or postponement thereof. Virtual attendance at the meeting constitutes presence in person for purposes of quorum at the meeting. You will be able to vote your shares electronically and view the list of shareholders entitled to vote by following the instructions on the webcast site. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Should you require assistance in accessing the webcast or encounter difficulties in accessing the virtual Annual Meeting platform, including any difficulties voting, you may call the technical support number that will be found on the virtual meeting platform registration screen.
The 2023 Annual Meeting is being conducted for the following purposes:
1.To approve an amendment to the Company's Amended and Restated Certificate of Formation, as amended (the "Charter"), to provide for the phasing out of the classified structure of the Company's Board of Directors (the "Charter Amendment");
2.To elect four (4) Class I directors named in the proxy statement (the “Proxy Statement”) for a one-year term until the 2024 Annual Meeting of Shareholder if Proposal I is approved and the Charter Amendment is filed and becomes effective (or for a three-year term until the 2026 Annual Meeting of Shareholder if Proposal I is not approved and/or the Charter Amendment is not filed or does not become effective);
3.To conduct an advisory, non-binding vote regarding the compensation of the Company’s named executive officers (“Say-on-Pay”);
4.To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
5.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
A Proxy Statement describing these proposals is attached. If you have any questions concerning the Proxy Statement or need help voting your shares of the Company’s common stock, please contact Mark Haynie, the Company’s Corporate Secretary, at (972) 562-9004.
By Order of the Board of Directors,
Mark Haynie
Corporate Secretary
McKinney, Texas
April 7, 2023

Your vote is important! You are encouraged to vote as soon as possible. Whether or not you plan to attend the meeting, please vote by Internet, telephone, or mail per the instructions on the proxy card prior to the meeting. Submitting your proxy by one of these methods will ensure that your shares are represented at the meeting.

I
PROXY STATEMENT 2022	INDEPENDENT BANK GROUP, INC.

OUR PROXY STATEMENT

ABOUT OUR PROXY STATEMENT
Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “our Company,” “the Company” or “Independent” refer to Independent Bank Group, Inc., a Texas corporation, and its consolidated subsidiaries as a whole where appropriate; references to the “Bank” or “Independent Financial” refer to Independent Bank, doing business as Independent Financial, which is a wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our voting securities, which consist of our common stock, par value $0.01 per share (“common stock”).
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Company's Board of Directors ("Board" or "Board of Directors") for use at the 2023 Annual Meeting of Shareholders of the Company to be held by webcast on Thursday, May 18, 2023 at 10:00 a.m., Central Time, and any adjournments thereof for the purposes set forth in this Proxy Statement and the accompanying notice of the meeting. To attend the Annual Meeting, you must log onto the virtual meeting platform at www.virtualshareholdermeeting.com/IBTX2023. You will be required to enter your sixteen-digit control number found on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, your control number will be provided to you on their voting instructions card. Please plan to connect to the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting.
The close of business on March 21, 2023 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting or at any adjournment thereof. On the Record Date, there were 41,281,927 shares of our common stock issued and outstanding and entitled to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of at least ten (10) days prior to the meeting. A list of shareholders entitled to vote will also be electronically available by separate web link on the meeting site that will host the webcast of the Annual Meeting. This Proxy Statement, the notice of the meeting and the enclosed proxy card are being made available to shareholders on or about April 7, 2023.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials on the Internet. You may access the following information at www.ifinancial.com.
•Notice of 2023 Annual Meeting of Shareholders to be held by webcast on Thursday, May 18, 2023;
•Proxy Statement for 2023 Annual Meeting of Shareholders;
•Form of Proxy; and
•Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

1
PROXY STATEMENT 2022	INDEPENDENT BANK GROUP, INC.

OUR PROXY STATEMENT

YOUR VOTE IS IMPORTANT
You are eligible to vote on the matters described in this Proxy Statement if you were a shareholder as of the close of business on March 21, 2023 (the “Record Date”). For your convenience, you may vote either online, by mail, by phone, or in person during the live webcast of our Annual Meeting of Shareholders. You may attend the live webcast of the Annual Meeting if you were the shareholder of record as of the Record Date, or by providing proof that you are the beneficial owner of shares held in “street name” as outlined in the section of this Proxy Statement titled “Our Annual Meeting.”

Visit the website listed in your voting materials	Call the toll-free voting number in your voting materials	Mail your completed and signed voting materials	Vote in person during the live webcast of Annual Meeting of Shareholders

SUMMARY OF PROPOSALS

✓
Proposal I: Approval of Amendment to Company's Certificate of Formation, as amended (the "Charter") to provide for the phasing out of the classified structure of the Company's Board of Directors
The Board of Directors recommends that you vote FOR this proposal.

✓	Proposal II: Election of Directors The Board of Directors recommends that you vote FOR each nominee.
✓	Proposal III: Advisory Vote on Executive Compensation (“Say-on-Pay”) The Board of Directors recommends that you vote FOR this proposal.
✓	Proposal IV: Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2023 The Board of Directors recommends that you vote FOR this proposal.

2
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

2022 FINANCIAL HIGHLIGHTS
The summary below highlights certain information about our historical and 2022 financial performance. For complete information regarding the Company’s 2022 performance, please see the Company’s Annual Report on Form 10-K for the year end December 31, 2022, which may be accessed by going to the “Investor Relations-SEC Filings” portion of our website, www.ifinancial.com.
2022 SELECTED FINANCIAL INFORMATION
As demonstrated below, the Company continued its track record of solid earnings, balance sheet strength, superior credit metrics, and strong capital in 2022.

	(IN THOUSANDS, EXCEPT FOR EARNINGS PER SHARE)

	2022	2021

Total Assets	$18,258,414	$18,732,648

Loans Held for Investment	13,909,363	12,439,446

Deposits	15,121,417	15,553,908

Net Income	196,291	224,750

Earnings per Share (diluted)	4.70	5.21

Nonperforming Assets to Total Assets	0.35%	0.31%

Nonperforming Loans to Total Loans (held for investment)	0.29	0.49

Net Charge-Offs to Average Loans Outstanding	0.04	0.06

Tier 1 Risk-Based Capital Ratio	10.45	11.52

Total Risk-Based Capital Ratio	12.35	13.67

Total Shareholders’ Equity	$2,385,383	$2,576,650

3
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

2022 FINANCIAL HIGHLIGHTS
THE STRENGTH OF OUR CONSERVATIVE CREDIT CULTURE
The Company has a strong history of through-cycle credit quality and has navigated multiple economic cycles with lower than peer losses and non-performing loans. This is due to our conservative credit culture, which emphasizes extending credit to our customers in our markets. In addition, the Company's loan portfolio is granular and well diversified.

STRONG CREDIT

NPLs / LHFI (1)
4.41%
4.15%
4.11%
3.36%
2.67%
2.07%
1.71%
1.57%
1.31%
1.12%
0.98%
1.22%
0.94%
0.80%
3.03%
3.43%
2.91%
2.36%
1.83%
1.44%
1.49%
1.50%
0.91%
0.68%
0.64%
0.76%
0.53%
0.41%
1.62%
1.89%
1.14%
0.81%
0.53%
0.32%
0.37%
0.39%
0.24%
0.16%
0.24%
0.44%
0.49%
0.29%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
IBTX
Texas Average
U.S. Average

NCOs / Average Total Loans

2.67%
2.67%
1.64%
1.22%
1.05%
1.12%
0.74%
0.70%
0.40%
0.49%
0.43%
0.46%
0.48%
0.46%
0.49%
0.49%
0.28%
0.26%
0.24%
0.26%
0.19%
0.11%
0.16%
0.18%
0.18%
0.16%
0.05%
0.05%
0.31%
0.21%
0.11%
0.06%
0.09%
0.03%
0.02%
0.12%
0.01%
0.06%
0.07%
0.05%
0.06%
0.04%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
IBTX
Texas Average
U.S. Average

Source: S&P Global Note: Financial data as of and for year ended December 31, 2022
.(1) "NPLs" refers to non-performing loans. "LHFI" refers to loans held for investment and excludes the mortgage warehouse purchase loans."NCOs" refers to net charge-offs.

4
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

2022 FINANCIAL HIGHLIGHTS
CONSISTENT DIVIDEND GROWTH
The Company has also seen consistent growth in annual dividend per share since it went public in 2013.

DIVIDEND GROWTH SINCE IPO

Annual Dividend Per Share
$0.24
$0.32
$0.34
$0.40
$0.54
$1.00
$1.05
$1.32
$1.52
2014
2015
2016
2017
2018
2019
2020
2021
2022

5
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR COMMITMENT TO STAKEHOLDERS

REAFFIRMING AND ENHANCING OUR COMMITMENTS

Our Company recognizes that modern businesses have a responsibility to make the world a better place by emphasizing Environmental, Social, and Governance (ESG) issues in addition to financial results. Some of the Company’s initiatives are outlined in the following sections.
“Our Board of Directors remains committed to our Company's longstanding history of helping build strong, healthy communities. In 2022, we continued this tradition through focused philanthropic efforts and a consistent focus on reinforcing our purpose and vision through our culture. By engaging with our stakeholders and focusing on our core values, we remain true to our mission to better the lives of our customers, employees, and communities. Staying true to our purpose, vision, mission and values allows us to consistently deliver through-cycle performance for our shareholders."
~David R. Brooks, Chairman and Chief Executive Officer

6
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR COMMITMENT TO STAKEHOLDERS

OUR COMMITMENT TO THE ENVIRONMENT

Photo By: Fred Shots
Our Company is committed to preserving the health of our environment. Our headquarters campus consists of over 300,000 square feet between two six-story buildings. Both buildings are LEED® Silver Certified, which features highlights such as: an intelligent electrochromic windows system that automatically adjusts tint levels across glass panels as lighting patterns shift throughout the day to allow more exposure to natural light and reflection of radiation, which reduces energy consumption for lighting and HVAC purposes; rainwater management diversion system that allows the Company to divert 90% of rainwater to the pond to the south of the main campus building; and construction waste management program that allows us to track and reduce construction waste disposed in landfills and incineration facilities by reusing, recovering, and recycling materials. In addition, we are earning several exemplary performance credits for using materials that have Environmental Product Declarations, proving it is a healthier material or product for our environment. We are also receiving such credits for using low-emitting materials throughout both buildings.

Our design and construction strategy for these facilities also incorporates additional environmentally friendly features that include:

•Low-flow plumbing fixtures to conserve water;

•Programmable LED lights that allow the lighting of occupied spaces to be controlled by motion sensor; and

•Angular design to maximize preservation of natural landscape, including a nature greenbelt, water features and access to walking trails.

7
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR COMMITMENT TO STAKEHOLDERS

OUR COMMITMENT TO CUSTOMERS, COMMUNITIES, EMPLOYEES AND SHAREHOLDERS
The Company is anchored by three pillars:
PURPOSE
Build strong healthy communities - one person, one family, one organization at a time.
VISION
Be the premier regional community bank of choice for individuals and businesses so that we can invest even more back into the communities we serve.
MISSION
Delight our customers with personalized financial solutions, uplift our communities with financial and leadership support, and empower employees with positive professional growth opportunities.
Our principles form the foundation of the Company's strategic planning, decision-making, and program implementation.
COMMITMENT TO OUR CUSTOMERS
The Company offers a full menu of products and services to meet the financial needs of our customers. In 2022, we launched a new suite of Home Equity products in Texas to provide convenient loans for education, medical and home improvement expenses. Additionally, we added a person-to-person payment option (Zelle®) to our consumer online banking platform to offer more flexibility in payment options.
Knowing the importance of providing added value to our personal and business customers, the Company has added a robust Online Resource library to our website with hundreds of calculators and articles on topics ranging from money management and home ownership to small business lending and financing a child's education.
COMMITMENT TO OUR COMMUNITIES
Building health communities is central to the Company’s purpose. We strive to achieve financial success in order to drive active corporate citizenship, community investment, philanthropy, and financial education.
Family Health Center on Virginia, a Collaborative External Partnership:
The Company-led project continues to experience tremendous growth since opening its larger facility in 2021. The Family Health Center was established through community partnerships and support from many community organizations. The Company has been intensely involved both through financial donations as well as donating thousands of hours of personnel time. The Company is focused on making deep and meaningful commitments, helping to ensure that investments make a sustained impact for the communities we serve. The Family Health Center on Virginia is the region’s first self-sustaining solution that provides primary care services (medical, dental, and behavioral health) to families, children, and individual residents of Collin County. In the period from January 1, 2022 through December 31, 2022, the clinic provided vital medical healthcare services to 6,766 unique patients and provided 32,774 visits. Of those served, 1,330 were uninsured, and among patients reporting, 4,104 were at or below 100% of poverty guidelines.

8
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR COMMITMENT TO STAKEHOLDERS
Southern Dallas Initiative:
During 2022, the Company continued its commitment to expand access to financial services in underserved areas of southern Dallas. The Company is undertaking this initiative in partnership with local community leaders and in concert with larger community development and revitalization efforts to expand economic opportunity and broaden access to financial education, products, and services for this underserved community. These initiatives include the opening of a Loan Operations Office (LPO) located in the Red Bird Mall area and the hiring of a Mortgage Loan Officer to service the mortgage loan needs of our South Dallas community. The Company created a new product, the Community Path Mortgage Loan, to meet the needs of this community. The Company has also partnered with key stakeholders in the market by offering first-time homebuyer seminars and small business seminars. We have also made strategic investments in the community through our Community Grant Program to various organizations.

Over $3.2 million granted to non-profits
Philanthropic Efforts:
The Company has a vibrant community grants program that supports the work of non-profits throughout the communities we serve. In 2022, we supported 93 non-profits that addressed a wide variety of current social issues, including employment services and job training, education, childcare, financial planning, family coaching, homelessness, hunger, mental and physical healthcare and support, single mother support services, and foster care support. Since the program’s inception over eight years ago, our Company’s community grants program has invested over $3.2 million in the communities we serve. In addition to our grants program, the Company matches an employee’s personal financial contribution to any non-profit up to $1,000 and for every twenty hours an employee volunteers to serve a non-profit, the Company makes a $500 donation to that non-profit, up to 4 times per calendar year.

Employee Giving and Volunteering:
Our Company is proud that its robust partnerships with non-profit organizations goes beyond financial contribution alone, with employees regularly dedicating numerous volunteer and service hours to a variety of non-profit organizations throughout Texas and Colorado. In 2022, employees volunteered over 4,700 hours for a volunteer value of $141,491, and directed $167,131 to communities through individual donations and the Company’s matching gift program, IF Gives Back.
Community Champions Program:
Our Company is especially proud of its Community Champions Program (“CCP”). To meet the needs of the community, we work to connect employees to volunteer opportunities that promote the economic advancement of vulnerable communities. Employees who have dedicated significant time and effort to volunteer in the community to teach financial education, teach new home-buyer classes, conduct mock interviews, or serve on non-profit boards are eligible for a Community Champion Award. Employees are allotted up to 8 additional hours of paid time off to participate in service activities through CCP. Since 2019, the Company has recognized 30 employees throughout Colorado and Texas.
Financial Education:
Our Company also values financial education and believes in teaching everyone, including children, teens, and adults, about basic financial concepts. In 2022, our employees taught 1,960 classes through 208 non-profit organizations across Colorado and Texas.

9
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR COMMITMENT TO STAKEHOLDERS
COMMITMENT TO OUR EMPLOYEES
We know that our employees are one of our greatest assets. To attract and retain talent, the Company offers competitive compensation and benefits to our employees, and is heavily invested in the health and welfare of each employee. The Company’s standard benefits package includes an active health and wellness program that engages employees throughout the year with the goal of generating positive health outcomes for our team members. The program includes access to telemedicine, health savings accounts, flexible spending accounts, insurance premium reductions for those who complete certain health and fitness tasks in the year, and an Employee Assistance Program offering confidential emotional support, work-life solutions, and legal and financial planning resources. The Company also offers a regular series of webinars to its employees on a variety of wellness and leadership topics. We empower employees to plan for their financial future by matching contributions made to the Company’s 401(k) plan in amounts up to 6% of the employee's base salary. We are proud that over 95% of our eligible workforce participates in the 401(k) plan.
In addition to its focus on health and wellness and a competitive compensation plan, the Board of Directors ensures that senior management adopts strategies that result in the Company keeping a continuous pulse on both employee performance and satisfaction at every level. In 2022, the Company continued to focus on refining its talent acquisition practices to address the challenging labor market created by the pandemic. In response, the Company implemented its HybridWorx Program in February of 2022 which sets forth the framework for remote work options. The program is a direct result of both employee feedback and the dedication demonstrated by the Company’s workforce during the challenges presented by the pandemic. We believe that the strength of the Company’s culture and well-rounded benefits program will support our continued effort to attract, retain and grow talent in today’s challenging labor market.
COMMITMENT TO OUR SHAREHOLDERS
The Board of Directors and the Company’s leadership remain committed to enhancing shareholder value. Management remains focused on producing consistent, strong earnings and returning those profits to shareholders through dividends and corporate share repurchases. Further, the Board and Company value regular engagement with our shareholders. This ongoing dialogue provides shareholders with transparency and informs them of the Company’s continued improvement and enhancement of governance standards and practices. Shareholder input is regularly shared with the Board of Directors, its committees and management. The Board of Directors routinely reviews our governance practices and policies, including our shareholder engagement practices, in furtherance of this goal of continual improvement and enhancements.

10
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR COMMITMENT TO STAKEHOLDERS

GOVERNANCE MATTERS
We recognize that sound corporate governance is critical to achieving success. Our corporate governance structure aligns with our strategic objectives and initiatives and spans across the multi-faceted approach identified below.

BOARD OF DIRECTORS
BOARD COMMITTEES
Audit
Compensation
Risk Oversight
Strategic Planning
Corporate Governance & Nominating
MANAGEMENT COMMITTEES
Of wholly owned subsidiary, Independent Bank, includes:
Asset & Liability
Compliance
Credit Risk
Data & Analytics Governance
Strategic Planning Management
Enterprise Risk
Fair & Responsible Banking
New Modified Products & Services
Operational Risk
Technology Information Security Oversight
POLICIES & GUIDELINES
Board Diversity Policy
Clawback Policy
Code of Conduct
Code of Ethics for Financial Professionals
Corporate Governance Guidelines
Insider Trading Policy
Related Party Transactions Policy
Stock Ownership & Pledging Guidelines

OUR RISK MANAGEMENT APPROACH
Our Company’s governance construct relies upon a holistic, enterprise-wide approach to risk management that instills in all employees a sense of shared ownership of risk management and motivates collaboration to protect our customers and safeguard our stakeholders. Further, we believe a risk-aware culture is fundamental to the success of our Company. We continue to invest in strengthening our risk identification process, as well as our controls and infrastructure.

11
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR COMMITMENT TO STAKEHOLDERS
While the Board of Directors has the ultimate oversight responsibility for risk management, various committees also share responsibility. Our Board Risk Oversight Committee is charged with overseeing the Company’s management of credit, market, liquidity, operational (including information technology and cybersecurity), compliance, reputational and strategic risks, including the annual approval and recommendation to the Board of Directors of the Company’s risk appetite statement and approval of the Company’s risk management framework. The risk management framework drives the identification and assessment, measurement, monitoring, aggregation, prioritization, and reporting of risks across the Company and supports management and the Board of Directors in their continued monitoring and effective management of material risks. In addition, the Board Risk Oversight Committee oversees the activities of management’s Enterprise Risk Committee (“ERC”), which is chaired by the Company’s Chief Risk Officer and is comprised of cross-functional leadership responsible for all major categories of risk to provide management oversight and guidance related to the Company’s enterprise risk management program. The Audit Committee oversees financial risk, including the consolidated financial reporting process. The Compensation Committee is responsible for overseeing the management of risk associated with our compensation policies and arrangements. The Corporate Governance and Nominating Committee ensures that the internal processes by which we are governed are consistent with prevailing governance practices and applicable laws and regulations. Finally, our Board Strategic Planning Committee is actively involved in establishing and refining our business strategy, including assessing management’s appetite for risk and determining the appropriate level of overall risk for the Company.

12
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR ANNUAL MEETING
When and where will the meeting be held?
The Annual Meeting of Shareholders of the Company will be held on Thursday, May 18, 2023 at 10:00 a.m., Central Time. The meeting will be conducted exclusively by online live webcast. In order to access the live webcast, you must first log onto the virtual meeting platform at:
www.virtualshareholdermeeting.com/IBTX2023
Please note that as part of the registration process, you will be required to enter your control number found on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, will be found on their voting instruction cards.
You will be able to access the meeting site fifteen (15) minutes prior to the meeting start time to check-in and to test your computer audio and video equipment. Virtual attendance at the meeting constitutes presence in person for purposes of quorum at the meeting. You will be able to vote your shares electronically and view the list of shareholders entitled to vote by following the instructions on the webcast site. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox.
Should you require assistance in accessing the webcast or encounter difficulties in accessing the virtual Annual Meeting platform, including any difficulties voting, you may call the technical support number that will be posted on the virtual meeting platform registration page.
Why are we holding the Annual Meeting virtually?
The Board of Directors annually considers the appropriate format of our annual meeting of shareholders. The Company has determined that the virtual format not only provides convenience, but aligns with the Company’s commitment to protect the environment. Virtual meetings provide expanded access, improved communication and cost savings, while reducing carbon footprint from decreased travel demands to attend the meeting. Furthermore, hosting a virtual annual meeting enables increased shareholder attendance and participation since shareholders can participate from any location around the world. We believe that the virtual meeting format will provide shareholders a similar level of transparency to the traditional in-person meeting format, and we will take steps to ensure such an experience.
What is the purpose of the meeting?
This is the 2023 Annual Meeting of Shareholders. At the meeting, shareholders will act upon the matters outlined in the notice attached to this Proxy Statement, including the following:
1.To approve an amendment to the Company's Amended and Restated Certificate of Formation, as amended (the "Charter"), to provide for the phasing out of the classified structure of the Company's Board of Directors;
2.To elect four (4) Class I directors named in the proxy statement (the “Proxy Statement”) for a one-year term until the 2024 Annual Meeting of Shareholder if Proposal I is approved and the Certificate Amendment is filed and becomes effective (or three-year terms until the 2026 Annual Meeting of Shareholder if Proposal I is not approved and/or the Certificate Amendment is not filed or does not become effective);
3.To conduct an advisory, non-binding vote regarding the compensation of the Company’s named executive officers (“Say-on-Pay”);
4.To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
5.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

13
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR ANNUAL MEETING
How do I vote?
You may vote electronically during the webcast of the Annual Meeting by following the instructions provided on the webcast site. You may also vote by proxy via Internet/mobile device, by telephone, or by mail.
What is a proxy?
A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” The proxy card sets forth instructions for voting your shares by proxy via Internet/mobile device, by telephone or by mail.
What is a proxy statement?
A proxy statement is a document that describes the matters to be voted upon at the meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign and return a proxy card to vote your stock at a meeting of the Company’s shareholders.
Who is entitled to vote at the meeting?
The holders of record of the Company’s common stock as of 5:00 p.m. (Central Time) on March 21, 2023, which is the date that the Company’s Board of Directors has fixed as the Record Date for the meeting, are entitled to vote at the meeting.
What is the Record Date and what does it mean?
The Record Date to determine the shareholders entitled to notice of and to vote at the meeting is the close of business on March 21, 2023. The Record Date is established by the Board of Directors as required by Texas law. On the Record Date, 41,281,927 shares of our common stock were issued and outstanding and entitled to vote.
What are the voting rights of the shareholders?
Each holder of common stock is entitled to one vote for each share of common stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting of shareholders. The Company’s Charter prohibits cumulative voting.
The holders of at least a majority of the outstanding shares of common stock must be represented by those attending the live webcast of the Annual Meeting or by proxy, in order to constitute a quorum for the transaction of business. At any virtual or in-person meeting, whether or not a quorum is present, the chairman of the meeting or the holders of a majority of the issued and outstanding common stock attending the meeting or represented by proxy and entitled to vote at the meeting, may adjourn the meeting from time to time without notice or other announcement. In addition, the chairman of the meeting has the right and authority, either before or during the Annual Meeting, to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Company, restrictions on entry to such meeting, the opening and closing of the voting polls, the presentation, revocation and counting of proxies at the meeting with respect to issues to be presented, and all other aspects of the Annual Meeting of shareholders.
What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name with Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by Broadridge at the Company’s request.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR ANNUAL MEETING
If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions that your nominee included in the mailing or by following its instructions for voting. The same applies to those who hold their shares through the Company’s 401(k) Profit Sharing Plan.
What is a broker non-vote?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. The only routine matter to be presented at the meeting is the ratification of the appointment of RSM US LLP as our independent registered public accounting firm (Proposal IV). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Amendment to Charter (Proposal I), election of directors to our Board of Directors (Proposal II), and with respect to the advisory (non-binding) vote regarding the Say-On-Pay resolution (Proposal III). If you hold shares in street name and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters.
How are broker non-votes and abstentions treated?
A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director (Proposal II) will not have the effect of a vote against such nominee or nominees because broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the meeting. Any abstentions will not have the effect of a vote against the proposals with respect to the Say-On-Pay vote (Proposal III) or the ratification of RSM US LLP’s appointment as the Company’s independent registered public accounting firm (Proposal IV), but any abstention or failure to vote with respect to the Amendment to Charter (Proposal I) will have the same effect as a vote against such proposal. Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal. The Charter Amendment, director elections, and the advisory, nonbinding vote on executive compensation are considered non-routine matters and, as such, broker non-votes will be deemed “shares not present” for voting purposes. “Shares not present” will not count as votes for or against the proposals with respect to the Say-On-Pay vote (Proposal III) or the ratification of RSM US LLP’s appointment as the Company’s independent registered public accounting firm (Proposal IV) and will not be included in calculating the number of votes necessary for approval of such matters. “Shares not present” will have the effect of a vote against the Amendment to Charter (Proposal I).
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.
What do I need to do now?
After you have thoroughly read and considered the information contained in this Proxy Statement, you have two options:
1)Proceed to vote your shares by proxy in one of the following ways:
•simply indicate on the proxy card(s) applicable to your common stock how you want to vote and sign, date and mail your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the meeting;

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR ANNUAL MEETING
•call 1-800-690-6903 using a touch-tone telephone and follow the instructions provided on the call; or
•go to the website www.proxyvote.com and follow the instructions for Internet voting on that website.
OR
2)Attend the live webcast of the Annual Meeting and vote your shares electronically as instructed during the webcast.
Your proxy card must be received by the Company no later than the time the polls close for voting at the meeting for your vote to be counted at the meeting. Please note that telephone and Internet voting will close at 11:59 p.m., Eastern Time, on May 17, 2023.
Voting instruction cards for those who own shares through participation in the Bank’s 401(k) Profit Sharing Plan must be received no later than 11:59 p.m., Eastern Time, on May 17, 2023 for those votes to be counted at the meeting.
Voting your shares by proxy will enable your shares of common stock to be represented and voted at the virtual meeting if you do not attend the meeting and vote your shares during the live webcast of the Annual Meeting.
What happens if there are technical difficulties during the Annual Meeting?
If we experience technical difficulties at the Annual Meeting and are not able to resolve them within a reasonable amount of time, we will adjourn the Annual Meeting to a later date or time and will provide notice of the date and time of such adjourned meeting on a Current Report on Form 8-K that we will file with the SEC.
What are the Board of Directors’ recommendations on how I should vote my shares?
The Board of Directors recommends that you vote your shares as follows:

Proposal I	FOR the Charter Amendment to provide for the phasing out of the classified structure of the Company's Board of Directors;
Proposal II	FOR the election of each nominee for director;
Proposal III	FOR the advisory, non-binding “Say-on-Pay” resolution;
Proposal IV	FOR the ratification of appointing RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2023.
How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?
If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal I	FOR the Charter Amendment to provide for the phasing out of the classified structure of the Company's Board of Directors;
Proposal II	FOR the election of each nominee for director;
Proposal III	FOR the advisory, non-binding “Say-on-Pay” resolution;
Proposal IV	FOR the ratification of appointing RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2023.
If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote on the ratification of the appointment of RSM US LLP (Proposal IV).

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR ANNUAL MEETING
What are my choices when voting?
In the election of directors, you may vote for all director nominees or you may withhold your vote as to one or more director nominees. With respect to each of the other proposals, you may vote for the proposal, against the proposal or abstain from voting on the proposal.
Who counts the votes?
All votes will be tabulated by the inspector of election appointed for the meeting. Votes for each proposal will be tabulated separately.
Can I attend the meeting and vote during the meeting?
Yes. All shareholders are invited to attend the live webcast of the Annual Meeting and instructions will be provided within the webcast for how to vote your shares electronically during the meeting.
If your shares of common stock are held in “street name,” then you are not the shareholder of record. In order for you to vote the shares that you beneficially own and that are held in “street name” during the live webcast of the meeting, you must contact your bank or broker and request a legal proxy and a meeting control number to attend the meeting.
May I change my vote after I have submitted my proxy card?
Yes. Regardless of the method used to cast a vote, if a shareholder is a holder of record as of the Record Date, he or she may change his or her vote by:
•delivering to the Company prior to 10:00 a.m. Central Time on May 18, 2023 a written notice of revocation addressed to: Mark Haynie, Corporate Secretary, 7777 Henneman Way, Floor 4, McKinney, Texas 75070;
•completing, signing and returning a new proxy card with a later date than your original proxy card (such that your new proxy card is received by the Company no later than the time the polls close for voting at the meeting) and any earlier proxy will be revoked automatically;
•logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions indicated on the proxy card prior to 11:59 p.m. Eastern Time on May 17, 2023;
•attending the live webcast of the meeting on May 18, 2023 at 10:00 a.m. Central Time and voting electronically as instructed therein, and any earlier proxy will be revoked. However, simply attending the meeting without voting will not revoke your proxy.
If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.
What percentage of the vote is required to approve each proposal?
The approval of the Charter Amendment (Proposal I) will require an affirmative vote of two-thirds (2/3) of the outstanding shareholders of the Company entitled to vote on the Charter Amendment. Assuming the presence of a quorum, the four (4) director nominees who receive an affirmative majority of the votes cast by the shareholders entitled to vote for their election and present during the live webcast of the Annual Meeting or represented by proxy at the meeting will be elected (Proposal II). The approval of the advisory vote on executive compensation (“Say-on-Pay”) (Proposal III), and the ratification of RSM US LLP’s appointment as the Company’s independent registered public accounting firm for 2023 (Proposal IV) will require the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote and present during the live webcast of the Annual Meeting or represented by proxy at the meeting.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR ANNUAL MEETING
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the meeting?
No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the meeting.
What are the solicitation expenses and who pays the cost of this proxy solicitation?
Our Board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. We may use officers and employees of the Company to ask for proxies, as described below. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s common stock.
Is this Proxy Statement the only way that proxies are being solicited?
No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services.
Are there any other matters to be acted upon at the Annual Meeting?
Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the notice and this Proxy Statement, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any other matter presented at the meeting. If other matters requiring a vote of the shareholders properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
May I submit questions to the Company for consideration at the Annual Meeting?
Yes. Shareholders may submit questions pertaining to the purpose of the Annual Meeting in advance of the meeting by visiting www.proxyvote.com. Questions must be submitted by no later than 11:59 p.m. Central Time on May 10, 2023. Any questions relevant to the purpose of the Annual Meeting that we are not able to address may be referred to Paul Langdale, Executive Vice President-Chief Financial Officer at 972-562-9004 or paul.langdale@ifinancial.com.
Where can I find voting results?
The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the meeting.
Who can help answer any other questions I may have about the Proxy Statement or Annual Meeting logistics?
The information provided above in this “Question and Answer” format is for your convenience only. We urge you to carefully read this entire Proxy Statement. If you have additional questions about the Proxy Statement or the Annual Meeting, you should contact Mark Haynie, Corporate Secretary, Independent Bank Group, Inc., 7777 Henneman Way, Floor 4, McKinney, Texas 75070, telephone (972) 562-9004.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

PROPOSAL I: AMENDMENT TO CHARTER TO PROVIDE FOR PHASING OUT OF THE CLASSIFIED STRUCTURE OF THE COMPANY'S BOARD OF DIRECTORS
CHARTER AMENDMENT
The Board of Directors has recommended that the Company’s shareholders approve an amendment to the Company’s Charter (the “Charter Amendment”) (Proposal I) to provide for the phasing out of the classified structure of the Board of Directors. Currently, the Company’s Charter and Bylaws provide for a classified Board divided into three classes of directors serving three-year, staggered terms.
The Charter Amendment would eliminate the classification of the Board over a three-year period and provide for the annual election of all directors beginning at the 2025 Annual Meeting of Shareholders. Declassification of the Board would be phased in over three years, starting with the directors who are elected at the Annual Meeting, as follows:
•the directors who are elected at the Annual Meeting would be elected for a one-year term, which expires at the 2024 Annual Meeting of Shareholders;
•the directors who were elected for a three-year term at our 2021 Annual Meeting of Shareholders would continue to serve the remainder of the three-year term for which they were elected, which term expires at the 2024 Annual Meeting of Shareholders, and the directors who are elected at the 2024 Annual Meeting would be elected for a one-year term, which expires at the 2025 Annual Meeting of Shareholders;
•the directors who were elected for a three-year term at our 2022 Annual Meeting of Shareholders would continue to serve the remainder of the three-year term for which they were elected, which term expires at the 2025 Annual Meeting of Shareholders; and
•commencing with the 2025 Annual Meeting of Shareholders, all directors would be elected for a one-year term expiring at the next annual meeting of shareholders.
The proposed Charter Amendment would not change the present number of directors or the Board’s authority to change that number or to fill any vacancies or newly created directorships. If the Company’s shareholders do not approve this proposal, the Board will remain classified, with each class of directors serving for a term of three years, and the term of the directors standing for election at the Annual Meeting, if elected, will expire at the 2026 Annual Meeting of Shareholders. The Board of Directors has adopted related amendments to the Bylaws, which will become effective if the Charter Amendment is approved by the Company’s shareholders and becomes effective as described below.
The proposed Charter Amendment is attached to this Proxy Statement as Appendix A.
CONSIDERATIONS OF THE BOARD OF DIRECTORS
The Board of Directors reviews the Company’s corporate governance on an ongoing basis, including in light of emerging trends and best practices in environmental, social and governance (ESG) matters. In connection with this review, the Board understands that corporate governance best practices have moved away from classified boards in favor of electing all directors annually and has determined that it is in the best interests of the Company and its shareholders to declassify the Board. The Board therefore approved the Charter Amendment, directed that the Charter Amendment be submitted to a vote of the shareholders at the Annual Meeting and resolved to recommend that the shareholders approve the Charter Amendment at the Annual Meeting.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

PROPOSAL I: AMENDMENT TO CHARTER
In determining whether to approve the declassification of the Board and the related Charter Amendment and amendments to the Bylaws and recommend that shareholders approve the Charter Amendment, the Board considered a number of factors, including potential benefits, considerations and risks to the Company and its shareholders from maintaining the current classified structure of the Board versus transitioning to an annually elected Board. After taking into account such factors as the Board deemed relevant, including the arguments in favor of and against continuation of the classified board structure, the Board approved the Charter Amendment, directed that the Charter Amendment be submitted to a vote of the shareholders at the Annual Meeting and resolved to recommend that the shareholders approve the proposed Charter Amendment on the terms set forth therein.
VOTE REQUIRED AND EFFECTIVENESS
The affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of the Company entitled to vote on the Charter Amendment is required to approve this proposal.
If this proposal is approved by the requisite vote of our shareholders at the Annual Meeting, the Company will file the Certificate of Amendment relating to the Charter Amendment with the Secretary of State of the State of Texas promptly following the Annual Meeting, and the Charter Amendment will become effective upon such filing. If this proposal is not approved by the requisite vote of our shareholders at the Annual Meeting, the Charter Amendment (and the corresponding amendments to the Bylaws) will not become effective and the Board of Directors will remain divided into three classes, with directors in each class serving staggered three-year terms and the term of office of directors of one class expiring at each annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT TO PROVIDE FOR THE PHASING OUT OF THE CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS (PROPOSAL I).

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS

The Company’s 2022 Board of Directors are pictured to the left. The Company currently has ten (10) members serving on the Board, with two (2) vacancies from prior resignations. There are twelve (12) total seats on our Board of Directors. The number of directors may be changed only by resolution of the Board of Directors within the range set forth in the Company’s Charter (unless the Board and the Company’s shareholders act to amend the authorized number of directors designated in the Company’s Charter). The Board of Directors has the authority to increase the number of directors by two and fill such vacancies until the next annual meeting of shareholders. As discussed in greater detail under the caption “Board Governance” below, the Board of Directors has affirmatively determined that eight of its ten current directors qualify as independent directors under Rule 5605(a)(2) of The Nasdaq Stock Market Rules and the regulations of the SEC. Below we summarize each director’s class, term, and committee membership.

	Expiration of Term	Members	Committee Membership
Class I	2023	Daniel W. Brooks Craig E. Holmes G. Stacy Smith	Risk Oversight Audit (Chair), Risk Oversight Corporate Governance and Nominating Committee (“CGNC”) (Chair), Compensation, Strategic Planning
Class II	2024	William E. Fair Donald L. Poarch Michael T. Viola	Compensation (Chair), Strategic Planning CGNC, Risk Oversight CGNC, Risk Oversight (Chair)
Class III	2025	David R. Brooks Alicia K. Harrison J. Webb Jennings III Paul E. Washington	Strategic Planning (Chair) Audit, CGNC Audit, Compensation Audit, Strategic Planning

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

BOARD COMPOSITION, DIRECTOR AGES, TENURE AND EXPERIENCE

58 Years Average Age 13 Years Average Tenure 20% Diverse
Our Board is rich in experience across a variety of industries including lending, real estate, oil and gas, capital markets, healthcare, technology and human resources. Members of the Board are located across our Texas and Colorado footprint. The average age of the Board is 58 years, with ages ranging from 36 to 71. Average tenure is 13 years, ranging from a low of one year to a high of 20 years. The Committee balances the need for board refreshment against the need for continuity, a broad range of experience, and an understanding of the regulatory framework in which the Company operates. The Board also takes a strategic approach to prior board experience, recognizing that current and prior experience is valuable, but that it must also be measured with capacity and dedication to serving the needs of the Board. For this reason, the Company’s Corporate Governance Guidelines provide that directors may only serve on two (2) other public boards, without approval of the CGNC. None of the directors serve on more than two (2) other public boards.
We particularly value that our Board is deeply rooted in a variety of skills and experience as demonstrated by the table below:

SKILL SETS & EXPERIENCE SUMMARY

Areas of Skill Sets & Experience	# of Directors
Board Service, Financial Institutions, Real Estate, Non-Profit Service, Corporate Governance	10
Risk Management	8
CEO or Business Leader, Investments/Capital Markets, Audit/Accounting/Financial Reporting	7
Compensation/Human Resources	6
Lending	5
Oil and Gas, Healthcare, Technology/Systems	Less than 5

IDENTIFICATION & EVALUATION OF DIRECTOR CANDIDATES
The Company’s business is conducted under the oversight of the Board of Directors. In the pursuit of a culture of integrity and service throughout the Company, the Board of Directors is focused on ensuring prospective directors are of the highest character and qualifications. Furthermore, the Board of Directors is focused on ensuring the leadership structure is suited to the growing size, complexity and needs of the Company and in the interests of shareholders.
The Board of Directors examines potential candidates, giving preference to candidates with strong character, sound judgment, demonstrated leadership abilities, and deep experience across a broad variety of industries relevant to the Company’s business. The Board of Directors believes that candidates should possess diverse backgrounds and perspectives in furtherance of complementary skills and experiences that can best serve the Company and shareholders’ interests.
The Board of Directors believes that the communities in which the Company operates are best served by a Board of Directors that is deeply mindful of the Company’s corporate citizenship.
Key Director Attributes

✔	Strong Moral Character	✔	Capacity to Serve Company & Shareholders

✔	Demonstrated Leadership Ability	✔	No Conflicts of Interest

✔	Sound, Responsible Judgment	✔	Collegiality & Teamwork

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS
The identification and evaluation of director candidates takes place in the context of the ongoing board renewal and refreshment process. The CGNC is responsible for the assessment of the Board of Directors’ membership and the identification and evaluation of potential director candidates. A brief outline of the CGNC’s process is as follows:
1.Ongoing Review of Directors
One of the primary responsibilities of the CGNC is to ensure that the mix of directors on the Board of Directors is suitable for the Company’s strategy and needs. The CGNC evaluates the collective experiences of directors as well as the gender, race, ethnicity, tenure, age and geographic location of all directors with the goal of maintaining a diverse mix of perspectives, experiences, knowledge and insights. The CGNC performs this analysis on an ongoing basis, and balances the benefits of board refreshment against the need for continuity, a broad range of experience, and an understanding of the regulatory framework in which the Company operates.
2.Identification of Candidates
In order to adequately develop effective succession planning for the Board of Directors, the CGNC regularly evaluates a diverse group of possible director candidates. Criteria for new directors will mirror the needs of the organization, and will take into account growth into new markets and the changing needs of customers and communities served by the organization. As further discussed below under “Board Diversity,” the CGNC recognizes the importance of diversity in its consideration of director candidates, and will continue to include diversity as a part its holistic process for the selection of possible director candidates.
3.Evaluation of Candidates
The CGNC takes a comprehensive approach to the consideration of director candidates, and will take into account available information on a candidate including skills, experience, character, independence, absence of conflicts, and any potential reputational risk. The CGNC will evaluate a candidate’s existing commitments in the context of the substantial time commitment that is required to serve on the Company’s Board of Directors. The CGNC regularly reviews its evaluation criteria to ensure that the Company’s needs and shareholder interests are adequately addressed in the evaluation process.
Board Diversity
The inclusion of diversity in the criteria for director nominees reflects the Board of Directors’ belief that diversity is important to the effective functioning of the Board of Directors. The Board of Directors of the Company follows a Board Diversity Policy, which recognizes the importance and benefits of having a Board of Directors with a broad range of perspectives, backgrounds and experiences. The policy expresses the Board’s belief that it should be comprised of individuals who have differences in skills, industry experiences, backgrounds, gender and race/ethnicity.
The policy provides that, in its annual review of the Board of Directors’ effectiveness and in connection with its recommendation of the nominees for directors, the CGNC will:
•consider the benefits of all aspects of diversity in order to enable the Board of Directors to discharge its duties and responsibilities effectively;
•consider candidates on merit based on their talents, experiences, areas of expertise, skills, character, qualities and interpersonal communication and acumen, as well as criteria designed to promote diversity;
•consider the balance of skills, experiences, independence and backgrounds of all of the directors and the diversity representation on the Board of Directors, including gender; and
•specifically consider and recommend to the Board of Directors potential strategies for identifying additional female board candidates.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS
Since adoption of the Board Diversity Policy, the Board of Directors has worked in earnest to identify candidates that not only possess the requisite skillsets, experiences and talents, but also with diversity at the forefront of its candidate considerations. The Board’s current diversity matrix is as follows:

BOARD DIVERSITY MATRIX		(As of April 7, 2023)
Total Number of Directors	10
Part I: Gender Identity	Female	Male	Non-Binary	Gender not disclosed
Directors	1	9	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	8	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS

MEET OUR DIRECTORS
The biographical information set forth below outlines the community engagement, business experience and banking experience (if applicable) of the Company’s continuing Directors and Director nominees for election. Except as described below with respect to David R. Brooks and Daniel W, Brooks, no other Director or Director nominee has any family relationship, as defined in Item 401 in Regulation S-K, with any other Director or with any of the Company’s Executive Officers.

DAVID R. BROOKS Chairman and CEO of Independent Bank Group, Inc.

Age: 64 Director Since: 2002 Committees: •Strategic Planning (Chair)
Background
David R. Brooks is Chairman of the Board of Directors and CEO of the Company. He has been active in community banking since the early 1980’s and founded the Company in 1988. Mr. Brooks has a long history of community and civic involvement, and is passionate about education. He served as a McKinney City Councilman. He served five years as President of the Board of Trustees at McKinney Independent School District and three years on both the McKinney Economic Development Corporation Board and the McKinney Chamber of Commerce Board. Mr. Brooks served as the Chief Financial Officer for Baylor University from 2000 to 2004. He served as Chairman of the Board of Directors of Noel-Levitz, Inc., a national higher education consulting company, and also Chairman of the Board of Trustees at Houston Baptist University. He currently serves as Chairman of the Board of Directors of Capital Southwest Corporation (CSWC). Mr. Brooks holds Bachelor’s (1980) and Master’s (1981) degrees in business from Baylor University. Mr. Brooks is the brother of Daniel W. Brooks.

Qualifications
Mr. Brooks’ qualifications to serve on the Company’s Board of Directors include his intimate working knowledge of the Company since its inception, his extensive knowledge and experience in banking and finance, and his knowledge of the Company’s key markets and customers, as well as his service on other boards of directors.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

DANIEL W. BROOKS Vice Chairman of Independent Bank Group, Inc.

Age: 62 Director Since: 2002 2023 Director Nominee Committees: • Risk Oversight
Background
Daniel W. Brooks is Vice Chairman and a Director of the Company. He has served as Vice Chairman and a Director of the Company since 2009 and served as Chief Risk Officer of the Company from April 2013 to July 2021. He previously served as President and a director of the Company from 2002 to 2009 and has functioned as the Company’s Chief Credit Officer throughout his tenure. Mr. Brooks began his banking career in the early 1980s with a large regional bank and has been active in community banking since the late 1980s. Mr. Brooks has served in numerous leadership roles in the Collin County community, including service as Chairman of the Board for Medical Center of McKinney and on the boards of directors of McKinney Christian Academy and the McKinney Education Foundation. Daniel W. Brooks is the brother of David R. Brooks.

Qualifications
Mr. Brooks’ qualifications to serve on the Company’s Board of Directors include his extensive experience in the banking industry, and specifically as an executive officer and director of the Company.

WILLIAM E. FAIR Chairman of Home Abstract and Title Company

Age: 61 Director Since: 2009 Committees: • Compensation (Chair) • Strategic Planning
Background
William E. Fair is a member of the Board of Directors of the Company. He joined the board when IBG Central Texas was combined with the Company in 2009, prior to which he served as a director of IBG Central Texas beginning in 2007. Mr. Fair has served as the Chairman and Chief Executive Officer of Home Abstract and Title Company, a title insurance agency located in Waco, Texas, since 1984 and has served on the Board of Directors of Capstone Mechanical, LLC since 2005 and Capstone Title in Austin, Texas since 2015. He also serves on the Advisory Board of Baylor University’s Hankamer School of Business.
Qualifications Mr. Fair’s qualifications to serve on the Company’s Board of Directors include his extensive experience in the real estate industry and his experience as a director of the Company.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS

ALICIA K. HARRISON Former EVP of Commercial Banking for Wells Fargo & Company

Age: 63 Director Since: 2019 Committees: • Audit • CGNC
Background
Alicia K. Harrison is a member of the Board of Directors of the Company, joining the board in 2019. Ms. Harrison previously worked for Wells Fargo & Company and its predecessor banks from 1986 until 2012, when she retired as Executive Vice President of Commercial Banking. Her responsibilities at Wells Fargo included positions as area manager and group head for the Southwest Regional Commercial Banking Office, manager of the Real Estate Department, and as a member of the integration team for the Government and Institutional Banking Group integrating the employees and clients of Wachovia Corporation following its acquisition in 2008. Ms. Harrison serves on the Board of Directors of Ryan Companies US, Inc., a national commercial real estate development, design and management company, and concurrently serves on the Board of Directors of CIM Real Estate Finance Trust, Inc., a publicly-registered non-listed real estate investment trust focusing on high-quality, income-producing necessity retail properties and commercial mortgage loans.

Qualifications
Ms. Harrison’s qualifications to serve on the Company’s Board of Directors include her deep experience in banking and real estate in high-growth organizations and her experience serving on the board of directors for other companies, as well as her experience as a director of the Company.

CRAIG E. HOLMES Former Executive Vice President and Chief Financial Officer of Neovia Logistics

Age: 65 Director Since: 2013 2023 Director Nominee Committees: •Audit (Chair) •Risk Oversight
Background
Craig E. Holmes is a member of the Board of Directors of the Company, joining the board in February 2013. He also serves on the board of directors of Hobi International, Inc., joining the board in August 2009 and the board of directors of Leopard Mobility Inc., joining the board in October 2014. Mr. Holmes provides advisory services and manages personal investments in real estate, oil and gas and various private and public companies. From June 2020 through January 2022, he served as Executive Vice President and Chief Financial Officer of Neovia Logistics. From October 2015 through April 2018, Mr. Holmes served in several executive positions at Global Power Equipment Group, Inc., including board member, President and Co-Chief Executive Officer, Senior Vice President, and Chief Financial Officer. Prior to 2015, Mr. Holmes held executive positions at several public and private companies and was a partner at Arthur Andersen, an international public accounting firm. Mr. Holmes holds a Master’s and BBA from Texas Tech University. Mr. Holmes has also served on not-for-profit boards and is active with several charitable organizations.

Qualifications
Mr. Holmes’ qualifications to serve on the Company’s Board of Directors include his extensive experience on other boards and executive management of publicly traded companies, including his experience in strategy, finance, audit and governance and his experience as a director of the Company.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

J. WEBB JENNINGS III Managing Director of Cockrell Interests, Inc.

Age: 52 Director Since: 2014 Committees: •Audit •Compensation
Background
J. Webb Jennings, III is a member of the Board of Directors of the Company, joining the Board in April 2014 in connection with the Company’s acquisition of BOH Holdings, Inc. and its subsidiary, Bank of Houston. Mr. Jennings is currently a Managing Director of Cockrell Interests, Inc., the direct investment arm for a Houston, Texas based family office. Prior, Mr. Jennings founded Salt Investment Partners in January 2016 to focus on direct investing in lower, middle-market companies. He previously served as a vice president at Hancock Park Associates, a middle market private equity firm with offices in Houston, Texas, and Los Angeles, California, from 2007 to 2015. Mr. Jennings served on the Bank of Houston Board of Directors since that bank was formed in 2005 as well as the BOH Holdings Board of Directors. He currently serves on the Boards of Directors of Alloy Merchant Finance, Automation Technology, Inc., and a privately held, diversified investment company. Mr. Jennings also serves on the boards of directors of several Houston based charitable organizations and foundations. Mr. Jennings graduated with a B.A. from The University of Texas and an M.B.A. from Southern Methodist University.
Qualifications Mr. Jennings’ qualifications to serve on the Company’s Board of Directors include his extensive business experience in Houston and his experience as a director of the Company.

DONALD L. POARCH Partner and Co-Owner of The Sprint Companies

Age: 71 Director Since: 2014 Committees: •CGNC •Risk Oversight
Background
Donald L. Poarch is a member of the Board of Directors of the Company, joining the Board in April 2014 in connection with the Company’s acquisition of BOH Holdings, Inc. and its subsidiary, Bank of Houston. Mr. Poarch has been a partner and co-owner of The Sprint Companies since 1976. The Sprint Companies are a diverse group of approximately ten different companies operating throughout the Texas Gulf Coast area. He had been a member of the BOH Holdings Board of Directors since 2008, and its chairman since 2012, and he was a member of the Bank of Houston’s Board of Directors since 2005, and its chairman since 2012, until the Company acquired BOH Holdings in April 2014. In the past 25+ years, Mr. Poarch has bought, sold and grown more than twenty companies. Mr. Poarch currently serves on the boards of directors for Keep Houston Beautiful and the Houston Clean City Commission. Mr. Poarch attended The University of Texas at Austin and is currently active in various civic and charitable foundations.

Qualifications
Mr. Poarch’s qualifications to serve on the Company’s Board of Directors include his extensive experience in the Houston business community and his experience as a director of the Company.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS

G. STACY SMITH Partner of SCW Capital, L.P.

Age: 55 Director Since: 2013 2023 Director Nominee Committees: •CGNC (Chair) •Compensation •Strategic Planning
Background
G. Stacy Smith is a member of the Board of Directors of the Company, joining the board in February 2013. Mr. Smith is a Partner of SCW Capital, L.P., a private equity hedge fund focusing on financial and energy sectors, a position he has held since August 2013. Mr. Smith is also co-founder and partner in Trinity Investment Group, which invests in private equity and hard assets. In 1997, Mr. Smith co-founded Walker Smith Capital, a long/short equity hedge fund based in Dallas, Texas, and he served as portfolio manager of that firm for sixteen years. From 1994 through 1996, Mr. Smith was a co-founder and manager of Gryphon Partners, a long/short equity hedge fund focused on small and mid-cap domestic equities. He started his investment career as an energy analyst at Wasserstein Perella & Co., an international investment bank. Mr. Smith serves as a director of USD Partners, LP, a master limited partnership involved in the acquisition and development of energy related logistics assets, and WhiteHorse Finance, Inc., a closed end management investment company. He is a member of the Salesmanship Club of Dallas, an association of business professionals that supports local charitable organizations.

Qualifications
Mr. Smith’s qualifications to serve on the Company’s Board of Directors include his extensive experience in overseeing the management of investment firms, his knowledge of banking, financial and energy markets and his experience as a director of the Company.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

MICHAEL T. VIOLA President of the Viola Family Office

Age: 36 Director Since: 2013 Committees: • CGNC (Chair) • Risk Oversight
Background
Michael T. Viola is a member of the Board of Directors of the Company, joining the board in February 2013. Mr. Viola currently serves as the President of the Viola family office, a position he has held since March 2016. As President of the family’s investment office, Mr. Viola is responsible for overseeing the family’s operating businesses, public and private investment portfolio, real estate investments, banking relationships, and philanthropic work. Before joining the family investment office, Mr. Viola worked at Virtu Financial (“Virtu”), a leading technology-enabled market making company, from 2010 to 2016. While employed at Virtu, Mr. Viola held multiple roles, including operations and trading, where he worked as a senior trader focused on foreign exchange products and global commodities. Mr. Viola currently serves on the Board of Directors of Virtu and Crowheart Energy LLC, a private oil and gas company. Mr. Viola also serves on the board of The Viola Foundation, working to develop and deliver innovative programs in national security, education and faith based sectors.

Qualifications
Mr. Viola’s qualifications to serve on the Company’s Board of Directors include his knowledge of financial markets, his familiarity with the Company given his family’s ownership of Independent Bank over the past thirty-four years, and his experience as a director of the Company.

PAUL E. WASHINGTON Executive Vice President of IMA Financial Group

Age: 53 Director Since: 2021 Committees: • Audit • Strategic Planning
Background
Paul E. Washington is a member of the Board of Directors of the Company, joining the board in 2021. Effective May 3, 2021, Mr. Washington became the Executive Vice President of IMA Financial Group, a financial services company. Prior to joining IMA Financial Group in May, he was the Market Director of JLL in Denver from 2017 to April 30, 2021. He served as Executive Director of the Office of Economic Development for the City of Denver, Colorado from 2011 – 2017. In this mayoral appointed, cabinet level position, Mr. Washington developed and oversaw the execution of the economic development strategy of the City and County of Denver. Mr. Washington also enjoyed a ten year career as an investment banker as Founder and President of LJS Holdings, an international investment advisory firm, from 2001 to 2011. He began his career as a corporate attorney with the international law firm of Hogan Lovells. Mr. Washington is considered one of the most influential business and civic leaders in the state of Colorado, serving on numerous boards including Denver Health, Colorado Housing Finance Authority, Colorado Concern and the Downtown Denver Partnership.

Qualifications
Mr. Washington’s qualifications to serve on the Company’s Board of Directors include his extensive business experience and civic leadership in Colorado and his experience as a director of the Company.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS

MEET OUR NEW DIRECTOR NOMINEE
As part of its annual review, the CGNC assessed the Board's overall composition, tenure, skills, experience, and diversity. This led to the recruitment of Janet P. Froetscher to join the Board. The biographical information set forth below outlines the community engagement, business experience and banking experience of the Company’s new Director Nominee.

JANET P. FROETSCHER President of the J.B. and M.K. Pritzker Family Foundation

Age: 63 2023 Director Nominee
Background
Janet P. Froetscher is President of the J.B and M.K. Pritzker Family Foundation a private foundation committed to innovative strategies for solving society’s most challenging problems. As President, she develops strategy and drives its implementation to create results supporting the Foundation’s priorities in early childhood development, healthcare and civil rights. Ms. Froetscher is the former CEO of Special Olympics. She led the organization in all of its functions to fulfill the mission of full inclusion for people with intellectual disabilities. She led a global team with operations and affiliates in more than 170 countries. From 2008 to 2013, Ms. Froetscher was the President and CEO of the National Safety Council (NSC), an organization whose mission is to save lives and prevent injuries. Under her leadership, NSC created a new strategy and implemented initiatives which saved over 10,000 lives and prevented over 1 million injuries by focusing on issues such as workplace safety, distracted and teen driving. From 2003 to 2008, Ms. Froetscher was CEO of the United Way of Metropolitan Chicago where she led the merger of 54 United Ways into a single entity, the largest merger of a non-profit in the country. She also served as COO of the Aspen Institute where she also led the leadership development business and the strategic planning effort. Prior to that she was Executive Director of the non-profit consulting arm of the Commercial Club of Chicago bringing business expertise to City of Chicago government and the Chicago Board of Education generating enormous improvements in service and reducing costs by hundreds of millions of dollars. Her corporate experience includes account management, credit and syndications roles at Bankers Trust Company and First National Bank of Chicago. Ms. Froetscher holds a bachelor's degree from the University of Virginia and an MBA from the Kellogg Graduate School of Management of Northwestern University both with high distinction. She is a Board member of the Cboe Global Markets and National Louis University.

Qualifications
Ms. Froetscher's qualifications to serve on the Company's Board of Directors include her extensive business experience, her service on other boards, and her experience in banking and finance.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

MEET OUR EXECUTIVE OFFICERS
The biographical information set forth below outlines the background and experience of the Company’s executive officers who do not serve on the Company’s Board of Directors. All officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

MICHAEL B. HOBBS President and Chief Operating Officer

Age: 60
Background
Michael B. Hobbs is President and Chief Operating Officer of the Company, effective October 1, 2021. Prior to October 1, 2021, Mr. Hobbs served as Executive Vice President and Chief Banking Officer, effective June 12, 2020. Prior to June, Mr. Hobbs served as Executive Vice President and Chief Lending Officer, effective January 23, 2020. Prior to January, Mr. Hobbs served as Executive Vice President and Colorado Market CEO for Independent Financial following the completion of the Guaranty acquisition on January 1, 2019. Prior to the Guaranty acquisition, Mr. Hobbs served as President and Director of Guaranty Bank and Trust Company. Mr. Hobbs has over twenty-five years’ experience in the banking and investment banking sectors, representing Bank of America, KeyBank and St. Charles Capital. Mr. Hobbs holds a Bachelor’s degree in Marketing (1984) and Master’s of Business Administration degree in Finance (1992) from Texas Christian University.

PAUL B. LANGDALE Executive Vice President and Chief Financial Officer

Age: 36
Background
Paul B. Langdale is Executive Vice President and Chief Financial Officer. He oversees the Company’s finance, accounting, and procurement functions, and he is additionally responsible for leading enterprise-wide strategic planning, corporate development, and investor relations. Mr. Langdale joined the Company in 2018, and he has since held increasingly senior positions in finance, investor relations and corporate development before being named CFO in July of 2022. Mr. Langdale began his banking career in 2010 in Dallas, and he holds a B.A. and an M.B.A. from The University of Texas at Austin. While in Austin, he was active in the private equity and venture capital industry, serving as a Venture Fellow and working with early-stage companies in financial technology and other industries.

JAMES P. TIPPIT Executive Vice President Corporate Responsibility

Age: 52
Background
James P. Tippit is Executive Vice President Corporate Responsibility of the Company, assuming this position effective on January 8, 2018. Mr. Tippit oversees the Company’s community development function. Mr. Tippit has been with the Company since 2011 as Community Reinvestment Act (“CRA”) Officer and then Head of Corporate Responsibility. As Executive Vice President, he oversees Human Resources, CRA, Community Development, Marketing and Communications. Prior to his tenure at the Company, Mr. Tippit worked for JP Morgan Chase in the Wealth Management Division and American Express Financial Advisors.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS

JOHN G. TURPEN Executive Vice President and Chief Risk Officer

Age: 54
Background
John G. Turpen joined the Company as Executive Vice President and Chief Risk Officer in July of 2021. Mr. Turpen oversees the Company’s Enterprise Risk Management and Compliance functions and supports credit risk and administration. Mr. Turpen has over twenty-five years of experience in the banking industry. Prior to joining the Company, Mr. Turpen was Chief Risk Officer of Texas Capital Bank from September 2018 to February 2021 and of Texas Capital Bancshares, Inc. from January 2019 to February 2021. From April 2016 to September 2018, Mr. Turpen served as Chief Risk Officer for corporate and commercial banking at U.S. Bancorp. Mr. Turpen joined U.S. Bancorp in 2009 after holding increasingly senior positions in credit, risk and strategic planning at HSBC and Wells Fargo. Mr. Turpen received a B.A. in Finance and an M.B.A. in Accounting from Drake University.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

BOARD GOVERNANCE
Director Independence
Under The Nasdaq Stock Market Rules, independent directors must comprise a majority of the Company’s Board of Directors. The Nasdaq Stock Market Rules, as well as those of the SEC, also impose several other requirements with respect to the independence of directors.
The Company’s Board of Directors has evaluated the independence of its members based upon The Nasdaq Stock Market Rules and SEC regulations. Applying these standards, the Board of Directors has affirmatively determined that, with the exception of David R. Brooks and Daniel W. Brooks, each of the Company’s directors is an independent director, as defined under Rule 5605(a)(2) of The Nasdaq Stock Market Rules (and/or other applicable rules) and under the regulations of the SEC. The Board of Directors determined that David R. Brooks and Daniel W. Brooks do not qualify as independent directors because of their positions as executive officers of the Company.
8 of 10
directors are independent
Board Leadership and Committees
The Board of Directors is committed to leadership that provides an active, objective oversight of management and consistently serves the best interests of shareholders by executing strategic objectives and creating sustainable, long-term value. This central tenet of governance is reflected in the Company’s governance documents, including the Company’s Charter and Bylaws, and other applicable policies and guidelines, and is actively shepherded by Board and committee leadership. The Board’s current leadership structure provides for both a Chairman and a Lead Independent Director.
Chairman
David R. Brooks currently serves as the Company’s Chairman of the Board and Chief Executive Officer. Mr. Brooks has served as Chairman and Chief Executive Officer since the inception of the Company in 2002. Mr. Brooks’ primary duties are to lead the Company’s Board of Directors in establishing the Company’s overall vision and strategic plan and to lead the Company’s management in carrying out that plan. While the Company recognizes potential issues may arise when the Chairman and Chief Executive Officer positions are held by one person, the Company believes that the overall benefit of Mr. Brooks’ leadership in both roles outweighs any potential disadvantage of this structure, and that any concerns are mitigated by existing safeguards, including:
•the designation of a Lead Independent Director with clearly defined authority, duties and responsibilities;
•the highly regulated nature of the Company’s operations;
•the fact that the Board is comprised of experienced and skilled directors, the majority of whom are independent;
•the fact that the Board’s Audit Committee, Compensation Committee and CGNC consist entirely of independent directors; and
•regular reviews of the Board’s leadership structure and governance practices.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS
The Company has also structured its management team to mitigate any corporate governance risk related to the dual positions held by David R. Brooks. The management of the Company is led by the Company’s President and Chief Operating Officer, Michael B. Hobbs. Daniel W. Brooks, the Company’s Vice Chairman, is responsible for overseeing the Company’s credit function, a critical component of the Company's operations. Paul B. Langdale, the Company's Chief Financial Officer oversees the Company's Finance, Accounting and Procurement functions, including enterprise-wide strategic planning and investor relations. Oversight of risk is led by the Company’s Executive Vice President and Chief Risk Officer, John G. Turpen. By having other executive officers with separate and distinct roles in critical areas within the Company, the Company believes that it will obtain benefits similar to the benefits of having a separate Chairman and Chief Executive Officer.
Lead Independent Director
The Company’s Lead Independent Director is G. Stacy Smith. Mr. Smith serves as a liaison between the Chairman and the independent directors, presides over executive sessions of the independent directors, and consults with the Chairman on major corporate decisions.
Board Committees
In February 2013, the Company’s Board of Directors established standing committees at the Company level in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee, CGNC and a Strategic Planning Committee. In 2018, the Board of Directors added a Risk Oversight Committee.
In the future, the Company’s Board of Directors also may establish such additional committees as it deems appropriate, in accordance with applicable law and regulations and the Company’s Charter and Bylaws.

AUDIT COMMITTEE Members: Craig E. Holmes (Chair) Alicia K. Harrison J. Webb Jennings, III Paul E. Washington All members Independent Meetings held in 2022: 9
The Company’s Board of Directors has evaluated the independence of each of the members of the Audit Committee and has affirmatively determined that (i) each of the members meets the definition of an “independent director” under The Nasdaq Stock Market Rules, (ii) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service and (iii) each of the members has the ability to read and understand financial statements. In addition, the Board of Directors has determined that Mr. Holmes also qualifies as a financial expert and has the required financial sophistication due to his experience and background, which The Nasdaq Stock Market Rules require of at least one such Audit Committee member.
The Company’s Audit Committee has responsibility for, among other things:
•selecting and reviewing the performance of the Company’s independent auditors and approving, in advance, all engagements and fee arrangements;
•overseeing the Company’s Internal Audit Department;
•ensures the Company has and maintains an effective systems of controls reasonably designed to: safeguard the assets and income of the Company; ensure the integrity of the Company's consolidated financial statements; and maintain compliance with the Company's ethical standards, policies, plans and procedures, and with all applicable laws, rules and regulations;
•reviewing the independence of the Company’s independent auditors;
•reviewing actions by management on recommendations of the independent auditors and internal auditors;
•meeting with management, the internal auditors and the independent auditors to review the effectiveness of the Company’s system of internal controls and internal audit procedures;
•overseeing the disclosure and financial reporting process including disclosure controls and procedures;
•overseeing the Company's internal control over financial reporting;
•reviewing the Company’s earnings releases and reports filed with the SEC; and
•handling such other matters that are specifically delegated to the Audit Committee by the Company’s Board of Directors from time to time.
The Company’s Audit Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Audit Committee is available on the Company’s website at www.ifinancial.com.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

COMPENSATION COMMITTEE Members: William E. Fair (Chair) G. Stacy Smith J. Webb Jennings, III All members Independent Meetings held in 2022: 7
The Company’s Board of Directors has evaluated the independence of each of the members of the Compensation Committee and has affirmatively determined that each meets the definition of an “independent director” under The Nasdaq Stock Market Rules.
The Board of Directors has determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.
None of the directors who served on the Compensation Committee at any time during fiscal year 2022 were officers or employees of the Company or were former officers or employees of the Company. Further, none of the directors who served on the Compensation Committee at any time during fiscal year 2022 has any relationship with the Company requiring disclosure under “Related Person and Certain Other Transactions” below, other than William E. Fair, as described in that section. Finally, no executive officer of the Company serves, or in the past fiscal year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on the Company’s Compensation Committee.
In accordance with its charter, the Compensation Committee has the responsibility and authority of establishing the philosophy that underlies the Company’s executive compensation program, for establishing and implementing that program and for reviewing and setting the compensation of each of the Company’s named executive officers and other executive officers. The Company’s Board of Directors has directed the Compensation Committee, in accordance with its charter, to ensure that the Company’s executive compensation program is designed and executed in a manner necessary to reflect the Company’s executive compensation philosophy, to achieve the Company’s goals and objectives and is consistent with regulatory requirements. Specifically, the Compensation Committee has responsibility for, among other things:
•reviewing, monitoring and approving the Company’s overall compensation structure, policies and programs (including benefit plans) and assessing whether the compensation structure establishes appropriate incentives for the Company’s executive officers and other employees and meets the Company’s corporate objectives;
•determining the annual compensation of the Company’s named executive officers as noted in “Our Compensation Program”;
•reviewing the Company’s executive officer compensation program and determining if
•such program is appropriately linked to the Company’s short-term and long-term financial and other performance;
•the interests of the Company’s executive officers are appropriately aligned with the interests of the Company’s shareholders or can be more appropriately aligned through greater equity ownership by the Company’s executive officers and by having a greater proportion of executive officer compensation tied to the Company’s financial and other performance; and
•the base salaries and incentive compensation opportunities provided to the Company’s executive officers are competitive with those packages offered by other similarly situated and similarly performing financial institutions;
•addressing such other matters relating to the Company’s executive compensation program as it deems appropriate;
•reviewing the compensation decisions made by the Company’s named executive officers with respect to the Company’s other executive officers;
•overseeing the administration of the Company’s equity plans and other incentive compensation plans and programs and preparing recommendations and periodic reports to the Company’s Board of Directors relating to these matters; and
•handling such other matters that are specifically delegated to the Compensation Committee by the Company’s Board of Directors from time to time.
The Company’s Compensation Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Compensation Committee is available on the Company’s website at www.ifinancial.com.
From time to time, the Compensation Committee may, by resolution of the Compensation Committee, delegate to one or more other committees of the Board of Directors of the Company separate but concurrent authority, to the extent specified in such resolution, to administer such plans with respect to employees of the Company, its subsidiaries, and consultants who are not subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE (“CGNC”) Members: G. Stacy Smith, (Chair) Alicia K. Harrison Donald L. Poarch Michael T. Viola All members Independent Meetings held in 2022: 6
The Company’s Board of Directors has evaluated the independence of each of the members of the CGNC and has affirmatively determined that each meets the definition of an “independent director” under The Nasdaq Stock Market Rules and SEC regulations.
The Company’s CGNC has responsibility for, among other things:
•recommending persons to be selected by the Company’s Board of Directors as nominees for election as directors and to fill any vacancies on the Company’s Board of Directors; provided that if the CGNC is not comprised solely of independent directors under The Nasdaq Stock Market Rules, the CGNC shall make its recommendations to the independent members of the Company’s Board of Directors, who, in turn, shall nominate persons to be selected by the Company’s Board of Directors as nominees for election as directors and to fill any vacancies on the Company’s Board of Directors;
•monitoring the function of the Company’s standing committees and recommending any changes, including the creation or elimination of any committee;
•developing, reviewing and monitoring compliance with the Company’s corporate governance guidelines;
•reviewing and approving all related person transactions for potential conflicts of interest situations on an ongoing basis;
•reviewing annually the composition of the Company’s Board of Directors as a whole and making recommendations; and
•handling such other matters that are specifically delegated to the CGNC by the Company’s Board of Directors from time to time.
The Company’s CGNC has adopted a written charter, which sets forth the committee’s duties and responsibilities.
The charter of the CGNC is available on the Company’s website at www.ifinancial.com.
In carrying out its functions, the CGNC has developed the following qualification criteria for all potential nominees for election, including incumbent directors, board nominees and shareholder nominees:
• integrity and high ethical standards in the nominee’s professional life;
•sufficient educational and professional experience, business experience or comparable service on other boards of directors to qualify the nominee for service on the Company’s Board of Directors;
•evidence of leadership and sound judgment in the nominee’s professional life;
•whether the nominee is well recognized in the community and has a demonstrated record of service to the community;
•diversity of viewpoints, background, experience, race, gender, ethnicity and other demographic factors, as more fully set forth in the Board Diversity Policy adopted by the CGNC in 2017;
•a willingness to abide by any published code of conduct or ethics for the Company; and
•a willingness and ability to devote sufficient time to carrying out the duties and responsibilities required as a member of the Company’s Board of Directors.
The CGNC evaluates potential nominees for the Company’s Board of Directors to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and determines whether they are “independent” in accordance with Nasdaq Global Select Market rules and SEC regulations (to ensure that, at all times, at least a majority of the Company’s directors are independent).
Prior to nominating or, if applicable, recommending to the independent members of the Company’s Board of Directors, an existing director for re-election to the Board of Directors, the CGNC will consider and review the following attributes with respect to each existing director:
•attendance and performance at meetings of the Company’s Board of Directors and the committees on which such director serves;
•length of service on the Company’s Board of Directors;
•experience, skills and contributions that the existing director brings to the Company’s Board of Directors;
•independence and any conflicts of interest; and
•any significant change in the director’s status, including the attributes considered for initial membership on the Company’s Board of Directors.

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PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

Director Nominations
The Company’s Board of Directors does not have a policy with respect to the consideration of any director candidates recommended by shareholders. All candidates timely recommended by shareholders will be considered by the CGNC of the Board of Directors for nomination in light of the attributes specified in this section.
A notice of a shareholder to make a nomination of a person for election as a director of the Company must be made in writing and received by the Corporate Secretary of the Company:
•for the annual meeting of shareholders, not more than one hundred twenty (120) days and not less than ninety (90) days in advance of the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called on a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the fifteenth (15) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; or
•in the event of a special meeting of shareholders, such notice shall be received by the Corporate Secretary not later than the close of business on the fifteenth (15) day following the day on which notice of the meeting is first mailed to shareholders or public disclosure of the date of the special meeting was made, whichever first occurs.
Every such notice by a shareholder must set forth:
•the name and residence address of the shareholder of the Company who intends to make a nomination or bring up any other matter;
•a representation that the shareholder is a holder of the Company’s voting stock (indicating the class and number of shares owned) and intends to appear in person or by proxy at the meeting to make the nomination or bring up the matter specified in the notice;
•with respect to notice of an intent to make a nomination for the election of a person as a director of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and
•with respect to an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors of the Company.
At the meeting of shareholders, the Chairman shall declare out of order and disregard any nomination or other matter not presented in accordance with these requirements.
The shareholder must also submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee. Any recommendations in proper form received from shareholders will be evaluated in the same manner that potential nominees recommended by directors or management are evaluated.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS

STRATEGIC PLANNING COMMITTEE Members: David R. Brooks (Chair) William E. Fair G. Stacy Smith Paul E. Washington 3 members Independent Meetings held in 2022: 6
The Company’s Board of Directors has evaluated the independence of each of the members of the Strategic Planning Committee and has affirmatively determined that Mr. Fair, Mr. Smith and Mr. Washington meet the definition of an “independent director” under The Nasdaq Stock Market Rules. Mr. Brooks does not meet the definition of “independent director” under The Nasdaq Stock Market Rules because he is a named executive officer of the Company.
The Company’s Strategic Planning Committee has responsibility for, among other things:
•establishing plans for the growth of the Company, including organic growth plans and strategic acquisitions;
•identifying new market areas;
•identifying new management candidates to enhance product and geographic expansion;
•identifying acquisition targets and developing plans to pursue acquisitions of such identified targets; and
•reviewing capital and financing levels, and financial partners, and ensuring continued access to capital and financing.
The Company’s Strategic Planning Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Strategic Planning Committee is available on the Company’s website at www.ifinancial.com.

39
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

RISK OVERSIGHT COMMITTEE ("BROC") Members: Michael T. Viola (Chair) Craig E. Holmes Donald L. Poarch Daniel W. Brooks 3 members Independent Meetings held in 2022: 4
The Company’s Board of Directors has evaluated the independence of each of the members of the Risk Oversight Committee and has affirmatively determined that Mr. Holmes, Mr. Poarch and Mr. Viola meet the definition of an “independent director” under the Nasdaq Stock Market Rules. Mr. Brooks does not meet the definition of “independent director” under the Nasdaq Stock Market Rules because he is a named executive officer of the Company.
The purpose of the Risk Oversight Committee is to assist the Board of Directors through oversight of the Company’s enterprise-wide risk management process, including the strategies, policies and practices established by management to identify, assess, measure and manage significant risks. The Risk Oversight Committee oversees risk across the entire Company and enhances the understanding of the Company’s overall risk tolerance and enterprise-wide risk management activities and effectiveness. The Risk Oversight Committee reports to the Board of Directors on a quarterly basis.
The Risk Oversight Committee has responsibility for, among other things:
•overseeing the Company’s risk management infrastructure, including annual review and approval of the Enterprise Risk Management Policy, which such policy describes the Company’s risk tolerance and strategies for managing risk in the context of the overall business plan;
•overseeing the Company’s financial risk management, capital management, financial performance and compliance, and corporate development, including annual review and approval of the Company’s Capital Management Policy, and its Comprehensive Strategic Plan, which describe the Company’s capital risk tolerances and strategies for strategic management risk related to capital;
•receiving regular reports from management which:
I.enable the Risk Oversight Committee to assess the risks involved in the business and how risks are monitored and controlled by management; and
II.give clear and explicit information on current and forward-looking aspects of risk exposure;
•assessing compliance with the Company’s risk limit structure and policies and procedures relating to risk governance, practices, and risk controls across the enterprise;
•assessing the adequacy of staffing at the Company to ensure the availability of adequate staffing to carry out the objectives of the Enterprise Risk Management Policy, the Capital Management Policy, and the Strategic Plan;
•consulting, as deemed appropriate by the Risk Oversight Committee, with external experts to review information on emerging practices and risks;
•assessing Management’s success in communicating the Company’s risk culture to employees, regulators, and shareholders as appropriate;
•preparing reports to the Boards of the Company and the Bank on the overall risk profile of the Company (including risk related to capital management), the Committee’s assessment of management’s programs for managing enterprise risk and capital, and information concerning current and prospective macroeconomic and financial factors that may affect the Company’s financial stability;
•retaining, at its discretion, outside advisors to consider from time to time any other matters that the Risk Oversight Committee believes are required of it in keeping with its responsibilities;
•seeking such assurance as it may deem appropriate that the Company employs a Chief Risk Officer responsible for enterprise risk oversight and management, and which such officer possesses risk management expertise that is commensurate with the Company’s capital structure, risk profile, complexity, activities, size, and other risk-related factors that are appropriate, and that the Chief Risk Officer:
I.participates in the risk management and oversight process at the highest level on an enterprise-wide basis; and
II.operates independently from individual business units by reporting administratively to the Chief Executive Officer and functionally to the committee as prescribed by the committee charter; and
•performing any other duties or responsibilities expressly delegated to the Risk Oversight Committee by the Board of Directors from time to time.
The Company’s Risk Oversight Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Risk Oversight Committee is available on the Company’s website at www.ifinancial.com.

40
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS
Meetings & Attendance
The table below identifies how many times the Board of Directors of the Company met (including both regularly scheduled, special meetings, and meetings comprised solely of the independent directors), how many times each of the Board’s Committees met, and the percentage of each director’s attendance at all such meetings for fiscal year 2022. The table also documents Board member participation in the Annual Shareholder Meeting:

Meeting	Total # of Meetings for Fiscal Year 2022	% of Attendance
Board of Directors	13	95%
Independent Director Meetings	2	95%
Audit Committee	9	97%
CGNC Committee	6	96%
Compensation Committee	7	95%
Risk Oversight Committee	4	88%
Strategic Planning Committee	6	100%
Annual Shareholder Meeting	1	90%
Code of Conduct
The Company has a Code of Conduct in place that applies to all of the Company’s directors, officers and employees. The Code of Conduct sets forth the standard of conduct that the Company expects all of the Company’s directors, officers and employees to follow. The Company’s Code of Conduct is available on the Company’s website at www.ifinancial.com. The Company expects that any amendments to the Code of Conduct or any waivers of their respective requirements will be disclosed on the Company’s website, as well as any other means required by The Nasdaq Stock Market Rules or the SEC. In addition, the Company’s wholly owned subsidiary, Independent Financial, maintains its own Code of Ethics and Business Conduct that applies to its directors, officers and employees.
Code of Ethics for Financial Professionals
The Company has a Code of Ethics for the Chief Executive Officer and Senior Financial Officers that applies to each of the Company’s senior executive and senior financial officers, including the Company’s Chief Executive Officer and Chief Financial Officer, principal accounting officer and controller, and sets forth specific standards of conduct and ethics that the Company expects from such individuals in addition to those set forth in the Code of Conduct. The Company’s Code of Conduct and the Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers is available on the Company’s website at www.ifinancial.com. The Company expects that any amendments to the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, or any waivers of their respective requirements, will be disclosed on the Company’s website, as well as any other means required by Nasdaq Stock Market Rules or the SEC.
Corporate Governance Guidelines
The Company has adopted Corporate Governance Guidelines to assist the Company’s Board of Directors in the exercise of its fiduciary duties and responsibilities and to promote the effective functioning of the Board of Directors and its committees. The Company’s Corporate Governance Guidelines are available on the Company’s website at www.ifinancial.com.

41
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS
Compensation Committee Interlocks and Insider Participation
During 2022, no executive officer of the Company served as (1) a member of a compensation committee (or other Board of Directors committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee, or (3) a member of the compensation committee (or other Board of Directors committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2022, (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship that required disclosure under “Related Person and Certain Other Transactions,” except as is disclosed under such section concerning director William E. Fair.

42
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS

STOCK OWNERSHIP OF DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date, by (1) directors and named executive officers of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Company’s common stock and (3) all directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage Beneficially Owned(2)
Directors and Executive Officers:
David R. Brooks	666,109	(3)	1.6%
Daniel W. Brooks	115,224	(4)	*
Paul B. Langdale	9,220		*
Michael B. Hobbs	35,692		*
James P. Tippit	16,346		*
John G. Turpen	8,876		*
William E. Fair	226,218	(5)	*
Alicia K. Harrison	8,273	(6)	*
Craig E. Holmes	19,937		*
J. Webb Jennings, III	52,802		*
Donald L. Poarch	144,222	(7)	*
G. Stacy Smith	52,845		*
Michael T. Viola	28,636		*
Paul E. Washington	1,743		*
All Directors and Executive Officers as a Group (14 persons)	1,386,143		3.4%
Principal Shareholders:
BlackRock, Inc.	5,927,786	(8)	14.4%
The Vanguard Group	4,190,123	(9)	10.1
Vincent J. Viola	4,093,839		9.9
Dimensional Fund Advisors LP	2,575,467	(10)	6.2
Capital Research Global Investors	2,446,602	(11)	5.9
FMR LLC	2,323,483	(12)	5.6
___________
*Indicates ownership does not exceed 1%.
(1)The address of the persons shown in the foregoing table who are beneficial owners of more than 5% of the common stock are as follows: Vincent J. Viola, 7777 Henneman Way, McKinney, Texas 75070; BlackRock, Inc., 55 East 52nd Street, New York, New York 10055; The Vanguard Group, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746; Capital Research Global Investors, 333 South Hope Street, 55th Fl, Los Angeles, CA 90071; FMR LLC, 245 Summer Street, Boston, Massachusetts 02210.
(2)The percentages are based upon 41,281,927 shares issued and outstanding as of March 21, 2023.
(3)Of these shares, 65,132 are held of record by David R. Brooks and 60,000 shares are held of record by trusts for his children of which he and his wife are trustees and 540,977 shares are held by Natur Family Limited Partnership, of which Mr. Brooks and his wife are the managing members of its General Partner, Natur GP, LLP. Included in Mr. Brooks total shares are 235,000 shares pledged as security for bank loans.
(4)Includes 97,000 shares pledged as security for bank loans.

43
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS
(5)Includes 217,571 shares held of record by William E. Fair and 7,547 shares held of record by an IRA of which he is beneficiary, and 1,100 shares held of record by FairTitle, Inc. dba Hatco Investments, of which Mr. Fair is President.
(6)Includes 3.823 shares held of record by Alicia K. Harrison, 100 shares and 4,350 shares held of record by a revocable living trust and SEP IRA, respectively, of which Ms. Harrison is beneficiary.
(7)Of these shares, 125,000 shares are held of record by Poarch Family Limited Partnership, of which Mr. Poarch is the President of its General Partner, Donald L. Poarch, Inc., and 19,222 shares are held of record by Donald Poarch.
(8)According to Schedule 13G/A as filed with the SEC on January 26, 2023, by BlackRock, Inc., on behalf of itself and certain of its subsidiaries. BlackRock, Inc. has sole voting power over 5,846,873 shares, and sole dispositive power over 5,927,786 shares.
(9)According to Schedule 13G/A filed with the SEC on February 9, 2023, by The Vanguard Group, on behalf of itself and certain of its subsidiaries. The Vanguard Group has shared voting power over 27,357 shares, sole dispositive power over 4,128,187 shares, and shared dispositive power over 61,936 shares.
(10)According to a Schedule 13G/A filed with the SEC on February 10, 2023, by Dimensional Fund Advisors LP, on behalf of itself and certain of its subsidiaries. Dimensional Fund Advisors LP has sole voting power over 2,537,982 shares, and sole dispositive power over 2,575,467 shares.
(11)According to Schedule 13G/A as filed with the SEC on February 13, 2023, by Capital Research Global Investors, on behalf of itself and certain of its subsidiaries. Capital Research Global Investors. has sole voting power and sole dispositive power over 2,446,602 shares.
(12)According to Schedule 13G as filed with the SEC on February 9, 2023, by FMR LLC on behalf of itself and certain of its subsidiaries. FMR LLC has sole voting power and sole dispositive power over 2,323,483 shares.
There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change in control of the Company.
The Company has adopted an Insider Trading Policy and Stock Ownership and Pledging Guidelines, as more thoroughly discussed under “Limitations on Pledging of Shares and Anti-Hedging Guidelines” below.

RELATED PERSON AND CERTAIN OTHER TRANSACTIONS
Related Person Transaction Policy
The Company has adopted a formal written policy concerning related party transactions. A related party transaction is a transaction, arrangement or relationship or a series of similar transactions, arrangements or relationships in which the amount involved exceeds $120,000, in which the Company or one of the Company’s consolidated subsidiaries participates (whether or not the Company or the subsidiary is a direct party to the transaction), and in which a director, nominee to become a director, executive officer or employee of the Company or one of the Company’s consolidated subsidiaries or any of his or her immediate family members or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest has a direct or indirect material interest, or in which any person who is the beneficial owner of more than 5% of the Company’s voting securities or a member of the immediate family of such person has a direct or indirect material interest. A copy of the Company’s Related Person Transaction Policy may be found on the Company’s website at www.ifinancial.com.

44
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS
The Company’s policy requires the Company’s CGNC to ensure that the Company maintains an ongoing review process for all related party transactions for potential conflicts of interest and requires that the CGNC pre-approve any such transactions or, if for any reason pre-approval is not obtained, to review, ratify and approve or cause the termination of such transactions. The Company’s CGNC evaluates each related party transaction for the purpose of recommending to the disinterested members of the Company’s Board of Directors whether the transaction is fair, reasonable and permitted to occur under the Company’s policy, and should be pre-approved or ratified and approved by the Company’s Board of Directors. Relevant factors considered relating to any approval or ratification include the benefits of the transaction to the Company, the terms of the transaction and whether the transaction will be or was on an arm’s-length basis and in the ordinary course of the Company’s business, the direct or indirect nature of the related party’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. Related party transactions entered into, but not approved or ratified as required by the Company’s policy concerning related party transactions, will be subject to termination by the Company or the relevant subsidiary, if so directed by the Company’s CGNC or the Company’s Board of Directors, taking into account factors they deem appropriate and relevant. Lending and other banking transactions in the ordinary course of business and consistent with the insider loan provisions of Regulation O of the Board of Governors of the Federal Reserve System are not treated as related party transactions under this policy and, instead, these transactions are monitored and approved, if necessary, by Independent Financial’s Board of Directors. In addition, any transaction in which the rates or charges are determined by competitive bids are not subject to approval under the policy.
The Company’s directors, officers, beneficial owners of more than 5% of the Company’s voting securities and their respective associates were customers of and had transactions with the Company in the past, and additional transactions with these persons are expected to take place in the future. All outstanding loans and commitments to lend to these persons were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company or Independent Financial and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved by Independent Financial’ s Board of Directors in accordance with bank regulatory requirements. Similarly, all certificates of deposit and depository relationships with these persons were made in the ordinary course of business and involved substantially the same terms, including interest rates, as those prevailing at the time for comparable depository relationships with persons not related to the Company or Independent Financial.
Related Person Transactions
The following is a description of certain transactions in which the Company participated in 2022 or is currently proposed and in which one or more of the Company’s directors, executive officers or beneficial holders of more than 5% of the Company’s capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest. Each of these transactions was reviewed and approved in accordance with the Company’s Related Person Transactions Policy, as described above, and determined to be in the best interest of the Company.
IBG AIRCRAFT
IBG Aircraft Company III, a subsidiary of Independent Financial, or IBG Aircraft, owns an airplane. The Company and Independent Financial use the airplane to facilitate the travel of the Company’s and Independent Financial’s executives for corporate purposes related to the Company’s business. Independent Financial uses the aircraft to facilitate the travel of Bank employees to and from the Bank’s locations across Texas and Colorado. Certain of the Company’s named executive officers elect to receive a portion of their cash bonus in the form of personal use of the aircraft. Under this arrangement, the Compensation Committee establishes the cash bonus for named executive officers. Those officers who elect to personally use the aircraft are then charged a rate per flight hour for use of the aircraft (computed on an hourly basis and including fuel, maintenance reserves and other operating costs) as established by an Aviation Committee, a joint working group of the Company’s and Independent Financial’s Boards of Directors comprised of David R. Brooks, William E. Fair and Donald L. Poarch. This amount is then charged against the named executive officers’ bonus amounts, reducing the cash portion of the bonus awarded to those officers. The Compensation Committee and the CGNC have reviewed and approved this arrangement, and the Company believes that this arrangement is in compliance with third party regulations established by bank regulatory agencies.

45
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS
BRANCH LEASE
Independent Financial leases its Woodway Branch in Waco from Waco Fairbank Realty, Ltd., of which William E. Fair, one of the Company’s directors, is a limited partner. The lease terms starting in 2022 and through 2026, are $30.60 per square foot plus an amount based upon the increase in consumer price index, or approximately $167,136 annually. The Company believes that this arrangement is at least as favorable to Independent Financial as could have been arranged with unrelated third parties and is in compliance with third party regulations for transactions with directors and their affiliates established by bank regulatory agencies.
FAMILY HEALTH CENTER ON VIRGINIA
The Company has provided $2.7 million in direct support to establish the Family Health Center on Virginia, a Federally Qualified Health Center in McKinney, Texas (“FHCV”). One of the Company’s executive officers, James Tippit, serves as a director of the foundation supporting the FHCV.

DIRECTOR COMPENSATION
Our 2022 director compensation program included a cash retainer of $65,000 and the award of $60,000 of restricted stock granted under the 2022 Equity Incentive Plan. The lead director also receives a cash retainer of $25,000. The additional cash retainers paid to the chairs of each of the Board committees in 2022 were as follows: Audit Committee Chair ($15,000); Compensation Committee Chair ($10,000); and CGNC Chair ($5,000). Director compensation is paid in July for the prior year of completed service.
The Company’s directors were reimbursed for the reasonable out-of-pocket expenses they incurred in connection with their service as directors, including travel costs to attend the meetings of the Board of Directors and committees. The Company’s directors who were also the Company’s named executed officers did not receive fees or other compensation for their service as directors of the Company. Mr. David R. Brooks and Mr. Daniel W. Brooks, who are directors and executive officers of the Company, do not receive any compensation in their capacity as directors of the Company.
The following table sets forth information regarding 2022 compensation for those of the Company’s directors during 2022 who were not named executive officers of the Company for 2022:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
William E. Fair	$75,000	$59,974	$—	$134,974
Alicia K. Harrison	65,000	59,974	—	124,974
Craig E. Holmes	80,000	59,974	—	139,974
J. Webb Jennings III	65,000	59,974	—	124,974
Donald L. Poarch	65,000	59,974	—	124,974
G. Stacy Smith	95,000	59,974	—	154,974
Michael T. Viola	65,000	59,974	—	124,974
Paul E. Washington	65,000	59,974	—	124,974
___________
(1)Reflects awards granted in 2022 calculated by multiplying the number of shares granted on July 1, 2022 of 874 shares by the value of the stock at the close of market as of the grant date of $68.62. Fractional shares are not awarded.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding common stock to file reports of ownership and changes in ownership of common stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish the Company with copies of all Section 16 forms that they file.

46
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OUR BOARD OF DIRECTORS
Based solely on its review of the copies of such report forms received by it with respect to fiscal year 2022, the Company believes that all filing requirements applicable to its directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act, except for the following late filings:
•Filing made by Alicia K. Harrison in connection with common stock granted by the Company to each director as part of their 2022 director compensation on July 1, 2022. The Form 4 was filed with the SEC on July 7, 2022.
•Filings made by J. Webb Jennings, III in connection with the acquisition and disposition of shares with deemed indirect beneficial interests on April 23, 2019, December 31, 2021 and August 12, 2022. Three Form 4s with four total transactions were filed with the SEC on August 24, 2022.
•Filing made by Paul B. Langdale in connection with the withholding of shares of common stock to satisfy tax withholding obligations on the vesting of previously awarded shares occurring on October 1, 2022. The Form 4 was filed with the SEC on October 21, 2022.

47
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

PROPOSAL II: ELECTION OF DIRECTORS

NOMINEES FOR ELECTION
As part of its annual review, the CGNC reviewed the composition, skills and experiences of the Board and assessed individual performance of the current Class I directors. Based upon this review, CGNC recommended to the Board that existing Class I directors Daniel W. Brooks, Craig E. Holmes, and G. Stacy Smith be nominated for re-election. In addition, CGNC also assessed the Board's overall composition, tenure, skills, experience, and diversity. This led to the recruitment of Janet P. Froetscher to join the Board. Following the recruitment process, CGNC also recommended Ms. Froetscher be added as a nominee to the Class I directors for election at our Annual Meeting.
The Board of Directors adopted resolutions nominating these four Class I directors and presents them for election at our Annual Meeting.

		Director Since	Age	Gender	Financial Institution Experience	CEO/Business Leader Experience
Class I	Daniel W. Brooks	2002	62	Male	Yes	Yes
Class I	Craig E. Holmes	2013	65	Male	Yes	Yes
Class I	G. Stacy Smith	2013	55	Male	Yes	Yes
Class I	Janet P. Froetscher	Nominee	63	Female	Yes	Yes
If the Charter Amendment is approved to provide for the phasing out of the classified structure of the Board (Proposal I), the proposed Class I directors would be elected to serve one-year terms, with their terms set to expire at the annual meeting of shareholders in 2024. If the Company’s shareholders do not approve Proposal I, the Board will remain classified, with each class of directors serving for a term of three years, and the term of the directors standing for election at the 2023 Annual Meeting, if elected, will expire at the 2026 Annual Meeting of Shareholders. The number of directors may be changed only by resolution of the Board of Directors within the range set forth in the Company’s Charter unless the Board and the Company’s shareholders act to amend the authorized number of directors designated in the Company’s Charter.
The nominees are well-respected and accomplished leaders who have extensive, varied backgrounds in complex, highly-regulated businesses. Each nominee brings a unique, diverse skillset and background to the Board of Directors. Three of the four nominees have served as a Class I director for at least a full term and have demonstrated substantial value to the Company on an ongoing basis and provide continuity in the oversight and execution of the Company’s long-term strategy.
The nominees draw from a deep well of experience across industries and functional areas:

✔	CEO/Business Leader	✔	Risk Management

✔	Lending	✔	Financial Institutions

✔	Real Estate	✔	Investments/Capital Markets

✔	Board Service	✔	Oil & Gas

✔	Corporate Governance	✔	Audit, Accounting, and Financial Reporting

✔	Compensation/Human Resources	✔	Non-Profit

48
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

PROPOSAL II: ELECTION OF DIRECTORS
The biographical information for each nominee, including nominee’s name, age as of our Annual Meeting date, principal occupation, service as a director and/or executive officer, relevant business experience, other directorships currently or recently held, information regarding the involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes, or skills that caused the CGNC and the Board of Directors to advance nomination of each candidate are included above in the "Meet our Directors" and "Meet our Director Nominee" sections above.
If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.
Shareholder Approval
The affirmative vote of a majority of the votes cast by shareholders entitled to vote and in attendance during the live webcast of the Annual Meeting or represented by proxy at the Annual Meeting is required for the election of each of the nominees for director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION AS A DIRECTOR (PROPOSAL II).

49
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
Overview
The Compensation Committee of the Board of Directors is responsible for making recommendations to the Board of Directors relating to the compensation of the Company’s Chairman of the Board and Chief Executive Officer, the other named executive officers, and the directors. William E. Fair (Chair), J. Webb Jennings, III, and G. Stacy Smith, each of whom the Board of Directors has determined to be an independent director, as defined in The Nasdaq Stock Market Rules and SEC regulations, serve on the Compensation Committee.
This discussion and analysis describes the components of the Company’s compensation program for its named executive officers and describes the basis on which the Compensation Committee made its 2022 compensation determinations with respect to the named executive officers of the Company.
The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2022, as well as the Company’s other most highly compensated executive officers for 2022, are collectively referred to as the Company’s “named executive officers.” The compensation of our named executive officers is discussed below. Our named executive officers for 2022 were as follows:
•David R. Brooks, Chairman and Chief Executive Officer
•Paul B. Langdale, Executive Vice President and Chief Financial Officer
•Michael B. Hobbs, President and Chief Operating Officer
•Daniel W. Brooks, Vice Chairman
•John Turpen, Executive Vice President and Chief Risk Officer
•Michelle S. Hickox, former Executive Vice President and Chief Financial Officer
Mr. Langdale was appointed as Chief Financial Officer effective July 29, 2022, and previously served as Executive Vice President, Corporate Development and Strategy. Ms. Hickox ceased serving as Chief Financial Officer on July 29, 2022.
Results of 2022 Advisory Vote to Approve Executive Compensation
At the 2022 annual shareholder meeting, over 99% of the votes cast were in favor of our advisory vote on executive compensation for 2021. The Compensation Committee considered this favorable outcome and believed the results conveyed our shareholders’ support of our executive compensation programs. At the Annual Meeting, we will again hold an annual advisory vote to approve executive compensation paid in 2022. The Compensation Committee will continue to consider the results from this year’s and future advisory votes on executive compensation.
Executive Summary
2022 Performance
The Company reported net income of $196.3 million, or $4.70 per diluted share for the year ended December 31, 2022.
Highlights of the Company’s performance for fiscal year 2022 include:
•Organic loans held for investment growth of 18.1%, excluding mortgage warehouse and Paycheck Protection Program loans;
•Improved net interest margin to 3.46% in 2022, compared to 3.10% in 2021, an 11.6% increase;

50
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

COMPENSATION DISCUSSION & ANALYSIS
•Continued solid credit metrics with nonperforming assets of 0.35% of total assets, and net-charge offs of 0.04% of average loans;
•Returned capital to shareholders by increasing the quarterly dividend for a total annual dividend of $1.52 per share, and by repurchasing $116.0 million of Company stock through the repurchase program; and
•Strong capital levels with total capital ratio of 12.35% and leverage ratio of 9.49%.
Sound Compensation Practices
Our executive compensation program incorporates many strong governance features, including the following:

WHAT WE DO		WHAT WE DON’T DO

✓	A significant portion of executive compensation is tied to performance through annual and long-term incentives with multiple performance measures.	x	We do not allow executive officers to engage in hedging transactions, and the pledging of Company stock is restricted.

✓	We require meaningful share ownership by directors and executive officers.	x	We do not have single-trigger accelerated vesting of equity awards upon a change-in-control of the Company.

✓	We maintain a clawback policy for incentive compensation.	x	We do not provide excessive perquisites.

✓	We have retained an independent compensation consultant that provides no other services to the Company.	x	We do not pay dividends on any performance stock units unless and until the performance units are earned and vest.

2022 Total Direct Compensation Pay Mix

51
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
Compensation Philosophy and Objectives
The Company compensates the Company’s named executive officers through a mix of base salary, cash incentive bonuses, equity grants and other benefits. The Company believes the current mix of these compensation elements and the amounts of each element provide the Company’s named executive officers with compensation that is reasonable and competitive within the Company’s markets, and also appropriately reflects the Company’s performance and the officer’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements.
The Compensation Committee’s philosophy is to provide a compensation package that attracts and retains executive talent, rewards superior performance and produces consequences for underperformance. It is also the Compensation Committee’s practice to provide a balanced mix of cash and equity-based compensation that the Compensation Committee believes appropriate to mitigate risk and align the short-term and long-term interests of the Company’s executives with that of the Company’s shareholders and to encourage executives to participate and perform as equity owners of the Company.
The Company believes that in order to attract and retain the quality of executive talent necessary to achieve its long-term strategic business goals, the Company must offer a competitive compensation package to its executives. The Compensation Committee seeks to attract executive talent by offering competitive base salaries, annual performance incentive opportunities, and long-term awards under the Company’s long-term incentive programs (including equity grants under the Company’s equity incentive plan). When considering pay decisions for its named executive officers, the Company generally evaluates pay relative to the median of market data while also considering the executive’s scope of responsibilities, skills and experience, overall Company performance and the Board of Directors’ evaluation of the executive’s individual performance.
The Company believes the design of its compensation programs and the amounts paid have been and continue to be appropriate and reasonable. The Company continually reviews its programs to ensure they are aligned with the Company’s business objectives and shareholder interests.
Our Compensation Program
Our compensation program establishes market-based target total direct compensation opportunities for each executive, with actual payouts dependent on performance. The Compensation Committee establishes a base salary and target incentive amount for each executive and then determines the actual incentive awards based on performance relative to established performance goals. Incentives are paid in a combination of immediate cash and deferred equity, and the equity awards delivered for 2022 performance were delivered in February 2023 through a combination of Performance Stock Units (“PSUs”) and Restricted Stock Awards (“RSAs”).

52
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

COMPENSATION DISCUSSION & ANALYSIS
Elements of Total Direct Compensation
The following is a summary of the elements of total direct compensation provided to our named executive officers.

Element	Description	Considerations and Rationale
Salary
Base Salary	•Fixed element of compensation	•Compensate executives competitively for the experience and skills needed to perform their current roles commensurate with their professional status, accomplishments and experience
Incentives (awarded in February 2023 based on 2022 performance)
Cash Bonus	•Variable amount paid as an immediate cash award based on performance relative to annual goals	•Provide an immediate incentive to recognize and reward executives who contribute meaningfully to the Company’s performance for the year
PSUs
•Equity award where the number of shares that are ultimately earned after the 3-year performance period will vary based on performance
•Performance is determined based on our Adjusted Return on Average Tangible Common Equity (ROTCE)(1) relative to our peers
–75th percentile or greater: 150% payout
–50th percentile: 100% payout
–25th percentile: 50% payout
–Less than 25th percentile: 0% payout
–Payouts are interpolated for results between the 25th and 75th percentile

•Ensures the value of the incentive ultimately earned by our executives is aligned with our long-term performance relative to our peers
•ROTCE incorporates both our earnings and capital management and is a focus of our shareholders
•Encourages retention given that vesting is also dependent on continued service(2)

RSAs	•Equity award that vests ratably in three annual installments	•Enhances alignment with shareholders •Encourages retention given that vesting is also dependent on continued service(2)

(1)Average adjusted income (as adjusted for taxes and extraordinary items, less net income attributable to non-controlling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items) as a percentage of average tangible common equity.
(2)Awards are also eligible to vest, subject to the execution of a release of claims, upon an earlier termination without cause, for good reason or due to death or disability.

2022 Total Direct Compensation Targets
In January 2022, the Compensation Committee established base salaries and target incentive opportunities for each of the Company’s named executive officers in 2022. In setting these target compensation levels, the Compensation Committee relies on external market data obtained from its compensation consultant. The Compensation Committee also considers additional factors including:
•each named executive officer’s scope of responsibility;
•each named executive officer’s years of experience;

53
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
•the Company’s financial performance and performance with respect to other aspects of the Company’s operations, such as the Company’s growth, asset quality, profitability and other matters, including the status of the Company’s relationship with banking regulatory agencies; and
•each named executive officer’s individual performance and contributions to the Company’s performance, including leadership, team work and community service.
Following its review, the Compensation Committee determines annual base salaries and target incentives for the named executive officers, and then recommends to the Board (in executive session with only independent directors present) for its confirmation of the Compensation Committee’s determination. The table below outlines the targets established for each named executive officer for 2022:

		2022 Target Incentive
Executive	2022 Base Salary	% of salary	$ value	Cash	Equity	Total Target Direct Compensation
David R. Brooks	$850,000	260%	$2,210,000	$935,000	$1,275,000	$3,060,000
Paul B. Langdale[1]	400,000	150	600,000	300,000	300,000	1,000,000
Michael B. Hobbs	565,000	185	1,045,250	423,750	621,500	1,610,250
Daniel W. Brooks	515,000	175	901,250	386,250	515,000	1,416,250
John G. Turpen	440,000	150	660,000	313,500	346,500	1,100,000
Michelle S. Hickox[2]	450,000	—	—	—	—	—
___________
(1)Mr. Langdale was appointed Chief Financial Officer effective July 29, 2022 at which time his base salary increased to $400,000.
(2)Ms. Hickox ceased serving as Chief Financial Officer on July 29, 2022, and her employment terminated effective October 1, 2022. As such, she was not eligible for a 2022 incentive award.
2022 Incentive Decisions
In early 2022, the Committee established an incentive structure consistent with that utilized in 2021, including a formulaic component based on preset performance goals and ranges for Adjusted (Non-GAAP) EPS, Adjusted (Non-GAAP) Efficiency Ratio and Non-Performing Assets, as well as a qualitative review of corporate and individual performance. Based on actual performance during the year, the incentive plan is structured to allow for a payout of between 0% to 150% of target for each executive.
The following table outlines the performance goals and actual results of key financial measures included in the Compensation Committee’s review of performance:

Performance Measure	Weighting	Threshold	Target	Maximum	Actual	Earned%
Earnings per Share - Adjusted(1)	60%	$4.70	$5.10	$5.40	$5.02	90%
Efficiency Ratio - Adjusted(2)(3)	20%	54%	52%	50%	54%	50%
Non-Performing Assets/Total Assets	20%	1.00%	0.50%	0.20%	0.35%	125%
Weighted Percentage of Target Bonus Earned						89%
___________
(1)Non-GAAP measure. Adjusted for extraordinary items such as gain/loss on sale of loans, OREO, securities, and premises and equipment; recoveries on loans charged off prior to an acquisition; OREO and other asset impairment; acquisition expenses; and non-recurring executive and departmental restructuring separation costs.
(2)Non-GAAP measure. Adjusted for amortization of core deposit intangibles and extraordinary items such as noted in (1).
(3)Represents an average of the prior four quarter efficiency ratios, which was utilized by the Compensation Committee in January of 2023 to review 2022 performance.
In addition to the formulaic component results, the Compensation Committee also conducts a qualitative analysis of Company and individual performance considering a number of factors including:
•the Company’s overall performance in executing the Company’s key strategic initiatives;

54
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

COMPENSATION DISCUSSION & ANALYSIS
•the overall financial soundness of the Company (asset quality, risk controls, balance sheet/capital management);
•the Company’s organic growth and growth through strategic acquisitions;
•the Company’s profitability (earnings growth and operating efficiencies);
•the executive’s role in the Company’s achievement of target percentage increases in growth and profitability;
•the executive’s role in specific strategic and operational functions, such as successful implementation of the Company’s acquisition strategy, overall management of financial reporting, and supervision of the Company’s credit function;
•the personal performance of the executive officer and contributions to the Company’s performance for the year, including leadership, team work and community service; and
•market data on peer performance and compensation levels.
After review of the qualitative factors, the Compensation Committee adjusts the formulaic component, either positively or negatively, in its determination of a final award.
For example, for fiscal year 2021, for awards paid in 2022, where the formulaic component resulted in a 113% weighted percentage target bonus earned, the Compensation Committee determined it was appropriate to reduce payments and awarded incentive compensation between 85% and 95% of target performance. The Compensation Committee made this adjustment primarily due to the need to build out the Company's Risk and Compliance infrastructure.
After review of the qualitative factors applicable to fiscal year 2022, the Compensation Committee determined that it was appropriate to increase payouts, and awarded incentive compensation between 100% and 140% of target for performance during fiscal year 2022, which was paid in 2023. The Compensation Committee determined that these awards were appropriate given the successful execution of key strategic initiatives established by the Board at the beginning of 2022. These initiatives included:
•the successful build out of the Company's Risk and Compliance infrastructure; and
•the maintenance of the overall financial soundness of the Company in a uniquely uncertain economic environment.
In assessing his qualitative performance for 2022, the Compensation Committee noted the Chairman/CEO's role in managing the transition of two key executive positions during 2022. Further, the Compensation Committee noted that, under the guidance of the Company's Chairman/CEO, executive management attracted numerous experienced and talented professionals to add depth and strength to management across all disciplines despite the workforce disruption that occurred during 2022. This resulted in significant enhancements to the Company's overall enterprise risk management, including technology and compliance, which will serve as a platform to support continued growth.
In addition, under the guidance of the Chairman/CEO, executive management successfully led the Company in maintaining the Company's overall financial soundness and performance despite the economic challenges faced in 2022 as follows:
•maintained superior asset quality;
•continued organic loan growth;
•improved deposit funding levels early in 2022 which helped limit the impact of the significant rising interest rate environment at the end of the year;
•cost reduction initiatives late in 2022 to improve non interest expense run rate in 2023; and
•continued client retention, particularly the retention of key deposit relationships despite the volatile rate environment.
The Compensation Committee determined that the key role of the named executive officers, and particularly the Chairman/CEO's leadership in this regard, in navigating the uniquely challenging economic conditions to accomplish the Company's strategic initiatives, merited adjustment to the formulaic component.

55
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
The following table outlines the incentives paid to each executive through a combination of cash and deferred equity compensation based on the preset mix established for each executive at the beginning of the year.

Executive	Target Incentive	Total Actual Incentive	Actual Cash	Actual RSAs(1)	Actual PSUs(1)
David R. Brooks	$2,210,000	$3,094,000	$1,309,000	$892,500	$892,500
Paul B. Langdale	600,000	600,000	300,000	150,000	150,000
Michael B. Hobbs	1,045,250	1,149,775	466,125	341,825	341,825
Daniel W. Brooks	901,250	991,375	424,875	283,250	283,250
John G. Turpen	660,000	792,000	376,200	207,900	207,900
___________
(1)RSAs and PSUs for 2022 performance were granted on February 21, 2023 based on a market price of $60.21 as of the grant date.
Benefits and Perquisites
The Company’s named executive officers are eligible to participate in the same benefit plans designed for all of the Company’s full-time employees, including health, dental, vision, disability and basic group life insurance coverage. The Company does not provide the named executive officers with any health and welfare benefits that are not generally available to its other employees. The Company also provides its employees, including its named executive officers, with a 401(k) plan to assist its employees, including its named executive officers, in planning for retirement and securing appropriate levels of income during retirement. The purpose of the Company’s employee benefit plans is to help the Company attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by the Company’s competitors. Benefits and perquisites paid in 2022 to named executive officers did not exceed $25,000, except for country club dues for Mr. Michael Hobbs in the amount of $27,834.
Independent Financial 401(k) Profit Sharing Plan
The Independent Financial 401(k) Profit Sharing Plan, or the 401(k) Plan, is designed to provide retirement benefits to all eligible full-time and part-time employees of the Company and Independent Financial. The 401(k) Plan provides employees the opportunity to save for retirement on a tax-favored basis. The Company’s named executive officers, all of whom were eligible to participate in the 401(k) Plan may elect to participate in the 401(k) Plan on the same basis as all other employees. Employees, including the named executive officers, may defer from 1% to 100% of their compensation to the 401(k) Plan up to the applicable Internal Revenue Service limit. The Company matches 100% of a named executive officer or employee’s annual contribution to the 401(k) Plan up to a total of 6% per annum of the named executive officer or employee’s eligible salary. The Company makes its matching contributions in cash, and that contribution is invested according to the employee’s current investment allocation. The 401(k) Plan permits investments in Company common stock.
The Company does not maintain any defined benefit plan, actuarial benefit plan, supplemental executive retirement plan or deferred compensation plan for the Company’s named executive officers or any other employees. Moreover, the Company has no plan, agreement and other arrangement with any of the Company’s named executive officers relating to the payments of any amounts upon the retirement of such named executive officer from employment with the Company.
Insurance Premiums
The Company’s wholly owned subsidiary, Independent Financial, maintains bank-owned life insurance policies with respect to certain of the Company’s named executive officers. Although Independent Financial is the named beneficiary of each of those policies, the Company has agreed with each of those named executive officers that if the officer dies while employed by Independent Financial, the Company will pay such named executive officer’s estate an amount equal to the amount of that officer’s base salary for the year in which his or her death occurs out of the benefits Independent Financial receives under such policy.

56
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

COMPENSATION DISCUSSION & ANALYSIS
2023 Compensation Decisions
In January 2023, the Committee conducted its annual review of target compensation opportunities and made the following adjustments based on the relevant market data and each individual’s responsibilities and performance:
•Base salaries: Mr. David Brooks: $975,000; Mr. Langdale: $450,000; Mr. Hobbs $575,000; Mr. Daniel Brooks $525,000; and Mr. Turpen $455,000
•2023 target incentives (total target cash and equity awards as a % of salary): Mr. David Brooks: 355% (135% cash/200% equity); Mr. Langdale: 160% (80% cash/80% equity); Mr. Hobbs: 190% (75% cash/115% equity); Mr. Daniel Brooks: 185% (80% cash/105% equity); and Mr. Turpen: 160% (75% cash/85% equity).
•Incentives: No changes were made to the metrics and structure of the incentive program for 2023.
Executive Employment Agreements, Change in Control Agreements, and Restrictive Covenants
The Company does not have employment agreements with any of the Company’s named executive officers, with the exception of Mr. John G. Turpen, Executive Vice President and Chief Risk Officer. The named executive officers of the Company identified herein are employees “at will” of the Company. The compensation that the Company pays to its named executive officers is determined by the Compensation Committee’s recommendation and confirmed by the independent directors of the Board.
Mr. Turpen’s employment agreement with the Company took effect July 26, 2021 and is for an initial three-year term. The agreement automatically renews every year thereafter, unless terminated by the Company at least ninety (90) days prior to the renewal date. The agreement provides for a sign-on cash bonus of $140,000, with the Company reserving the right to clawback the full amount of the sign-on cash bonus in the event Mr. Turpen’s position is terminated within the first year of his employment. The agreement also provides for the award of 10,000 shares of the Company’s stock, split evenly between RSAs, with a four year vesting schedule, and PSUs. Under the agreement, Mr. Turpen received a salary of $212,500 from the effective date through September 15, 2021, when his employment status was part-time. Upon assuming his role full-time on September 16, 2021, the agreement provides for a salary of at least $425,000 per annum and that he is eligible to receive an annual incentive bonus if he and the Company attain pre-established performance goals for the year in question. The annual bonus amount is determined by the Company’s Board of Directors based on its review of the extent to which the annual performance goals have been attained. The agreement further provides that the target amount of the annual bonus for fiscal year 2021 is 150% of Mr. Turpen’s annual base salary, with any bonus paid out 47.5% in cash and 52.5% in equity awards, split evenly between RSAs and PSUs that will vest three years after the restricted shares are awarded. Under the agreement, for fiscal year 2021, the amount of the bonus awarded to Mr. Turpen has been prorated based on the number of days Mr. Turpen was employed by the Company based upon start date of July 26, 2021, divided by 365.
The Company entered into a separation agreement with Ms. Hickox in connection with her involuntary termination. The separation agreement provides for (i) a cash payment in the total amount of $1,365,768, (ii) the vesting of all of Ms. Hickox’s outstanding unvested restricted shares of the Company’s common stock and for the “continuous vesting” of all of her outstanding unvested performance stock units, subject to the satisfaction of the applicable performance goals at the applicable vesting dates, and (iii) a cash payment of $550,000 in the event a change of control involving the Company is announced prior to April 1, 2023, which payment would be payable at consummation of such transaction. In addition, the separation agreement provides that Ms. Hickox will remain subject to the confidentiality, non competition, and non solicitation provisions of her restricted stock agreements. The separation agreement also includes a general release of claims against the Company by Ms. Hickox.

57
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
The Company has entered into Change in Control Agreements with each of its named executive officers. Among other things, the agreements provide for cash severance upon qualified termination in connection with a change in control. The Company believes the Change in Control Agreements, which are a common practice among the Company’s peers, are necessary to ensure the continued focus of its executives on making the appropriate strategic decisions for the Company that maximize shareholder value, even if the decision involves a change in control and professional risk for the executives. Further details of the agreements are discussed under the “Potential Payments Upon Termination or Change in Control” section below.
The Company issues its RSAs and PSUs to its named executive officers through award agreements that include non-competition and non-solicitation covenants. Each such agreement provides that the award recipient will not compete with the Company or Independent Financial for at least a three month period following the termination of the named executive officer’s employment with the Company or Independent Financial. Competition for such purpose is defined to include a named executive officer acting as an officer, director, manager or employee of, or a consultant to, any bank holding company, bank or other financial institution conducting banking operations in the Company’s or Independent Financial’s market areas. As part of their 2022 incentive award and to ensure their continued service with the Company, the award agreements for Mr. David Brooks and Mr. Daniel Brooks provide for non-competition periods of 24 months and 18 months, respectively. The named executive officers also agree not to solicit other employees or customers of the Company or Independent Financial for one year following the termination of their employment with the Company or Independent Financial. Stock awards granted under the Equity Incentive Plan are not assignable or transferable by a grantee.
Compensation Process, Policies and Practices
Risk Considerations
The Company’s compensation practices are regularly examined as part of the Company’s risk management framework and are evaluated in context with accepted best practices in the industry.
The Compensation Committee and the Board of Directors have reviewed the compensation policies and practices for all employees and do not believe that any risks arise from the Company’s compensation policies and practices for the Company’s executive officers and other employees that are reasonably likely to have a material adverse effect on the Company’s operations, results of operations or financial condition.
Role of the Compensation Committee and Executives in Establishing Compensation
The Compensation Committee, either as a committee or together with the other independent directors of the Company, makes all recommendations to the Board of Directors with respect to the compensation of the Company’s executive officers, including the named executive officers, which the Board of Directors then reviews and, if satisfactory, ratifies. The Chairman/CEO provides input regarding the performance of the other named executive officers and makes recommendations for compensation amounts payable to the other named executive officers. The Compensation Committee separately evaluates the Chairman/CEO's performance in light of the Company’s goals and objectives and determines his compensation.
When reviewing named executive officer compensation, the Compensation Committee and the Board of Directors review all elements of current and historic compensation for each named executive officer. The Compensation Committee also makes recommendations to the Board of Directors as to all stock grants to the named executive officers made pursuant to the Company’s equity incentive plan.
Role of the Compensation Consultant
In 2022, the Compensation Committee continued to retain Meridian Compensation Partners (“Meridian”) as its ongoing compensation consultant. Meridian is a highly-respected compensation consultant that provides a wide spectrum of compensation consulting and corporate governance services. The firm brings a deep knowledge of the Company’s peers and best practices in compensation and governance. Meridian was engaged directly by the Compensation Committee and proactively informs the Company about relevant emerging issues. The Compensation Committee reviewed Meridian’s independence, including the factors specified in the NASDAQ listing standards, and believes that Meridian is independent and that no conflict of interest exists.

58
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

COMPENSATION DISCUSSION & ANALYSIS
Compensation Peer Group
The Compensation Committee evaluates the Company’s named executive officer compensation levels with comparable compensation levels for a peer group of comparable banks based on asset size, geography and operations. The Compensation Committee reviewed the peer group in 2021 with the assistance of Meridian and determined that no changes were necessary. The following peer group was used in connection with setting 2022 compensation levels.

2022 Peer Group
Ameris Bancorp	Hilltop Holdings
Atlantic Union Bankshares Corp	Old National Bancorp
BancorpSouth Bank	Pinnacle Financial Partners
Bank OZK	Prosperity Bancshares
Cadence Bancorporation	Renasant Corporation
Cullen/Frost Bankers	South State Corporation
First Financial Bancorp	Texas Capital Bancshares
First Financial Bankshares	Trustmark Corporation
First Merchants Corporation	United Bankshares
Glacier Bancorp	United Community Bank
Heartland Financial USA	Veritex Holdings, Inc.
Stock Ownership and Pledging Guidelines
Directors and executive officers are each subject to Stock Ownership & Pledging Guidelines (the “Guidelines”). The purpose of the Guidelines is to enhance director and executive officer focus on the long-term success of the Company and on the creation of shareholder value by requiring directors and executive officers to be long-term holders of the Company’s common stock. The CGNC is responsible for monitoring compliance with the Guidelines on an annual basis.
The Stock Ownership and Pledging Guidelines apply to the Chief Executive Officer, the Company’s executive officers (“Executive Officers”), and the non-employee directors of the Company. The aforementioned individuals are required to own shares of the Company’s common stock with an aggregate value equal to the amounts set forth in the following table:

Title	Required Common Stock Ownership
Chief Executive Officer	5x base salary
Other Executive Officers	3x base salary
Non-Employee Directors	3x annual cash retainer
For the purposes of determining share ownership, the following may be used:
•Shares owned outright by the Executive Officer or Director and his or her immediate family members residing in the same household;
•Shares credited to the Executive Officer’s or Director’s account under the Independent Financial 401(k) Profit Sharing Plan;
•Shares held in trust for the benefit of the Executive Officer or Director;
•Shares acquired upon net exercise of vested stock options; and,
•Unvested shares of restricted Company common stock or restricted stock units held by the Executive Officer or Director.
The determination of whether an individual meets the applicable Guidelines will be made as of the last day of the preceding fiscal year by using the average closing price of the Company’s common stock on The Nasdaq Global Select Market for the prior sixty “trading days.”

59
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
The Executive Officers and Directors are expected to meet the applicable target multiple within five (5) years after the effective date of these Guidelines (January 24, 2024) or the date the applicable individual first becomes subject to it, and they are expected to continuously own sufficient shares to meet the Guidelines once attained. If an individual falls below the applicable Guideline due solely to a decline in the value of the common stock, the individual will not be required to acquire additional shares to meet the Guideline, but he or she will be required to retain all shares then held (except for shares withheld to pay withholding taxes or the exercise price of options) until such time as the individual again attains the target multiple.
Limitations on Pledging of Shares and Anti-Hedging Guidelines
The Guidelines also provide that Executive Officers and Directors may only pledge shares of the Company’s common stock that are in excess of the amount required to be owned pursuant to these Guidelines; provided, that any pledge of shares that fails to comply with this requirement and which existed prior to the date of adoption of the Guidelines will be exempt from this requirement. The Company believes that the pledging of shares in excess of the minimum required ownership thresholds by directors and executive officers does not present undue risk to the Company or its shareholders. Further, the Guidelines prohibit directors and executive officers from hedging transactions in the Company’s shares such as puts, calls, prepaid variable forwards, equity swaps, collars and other derivative securities on an exchange or in any other organized market. Directors and executive officers also may not engage in short sales of the Company’s shares, meaning sales of shares that are not owned at the time of sale. The Company’s Guidelines also prohibit directors and executive officers from holding shares of Company common stock in a margin account. The prohibition recognizes the risk that directors or executives may be forced to sell shares to meet a margin call, which could negatively impact the Company’s stock price and may violate insider trading laws and policies.
In addition to the Guidelines, the Company’s Insider Trading Policy prohibits all employees, including directors and executives, from engaging in transactions that hedge the economic risk of owning shares of Company common stock.
Clawback Policy
The Board of Directors maintains a Clawback Policy, which applies to incentive compensation payable to executive officers from January 1, 2019 with respect to performance periods beginning January 1, 2019 and all such future incentive compensation. Under this policy, the Board will pursue forfeiture or repayment of incentive compensation if the Company is required to prepare an accounting restatement due to material noncompliance of the Company with any financial reporting requirement under applicable securities laws, or if an executive commits an act of fraud or intentional misconduct.

60
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

COMPENSATION DISCUSSION & ANALYSIS

BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act that might incorporate the information in this Proxy Statement or future filings with the SEC, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filing.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
William E. Fair (Chair)
J. Webb Jennings, III
G. Stacy Smith

61
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS

SUMMARY COMPENSATION INFORMATION
The following table sets forth information regarding the compensation paid to each of the Company’s named executive officers for 2022, 2021, and 2020.

Name and Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Nonequity Incentive Plan Compensation(2)	All Other Compensation(4)	Total
David R. Brooks Chairman and Chief Executive Officer	2022	$846,875	$—	$1,051,870	$1,309,000	$142,817	$3,350,562
	2021	823,958	—	1,049,717	771,375	83,696	2,728,746
	2020	798,542	—	2,684,767	738,720	76,160	4,298,189
Paul B. Langdale(5) Executive Vice President and Chief Financial Officer	2022	298,333	—	396,365	300,000	36,211	1,030,909
	2021	—	—	—	—	—	—
	2020	—	—	—	—	—	—
Michael B. Hobbs President and Chief Operating Officer	2022	563,125	—	574,810	466,125	132,298	1,736,358
	2021	492,083	—	286,241	391,875	172,773	1,342,972
	2020	415,942	—	975,645	286,230	214,154	1,891,971
Daniel W. Brooks Vice Chairman	2022	513,223	—	425,008	424,875	87,703	1,450,809
	2021	498,542	—	386,870	318,750	61,157	1,265,319
	2020	464,375	100,000	1,235,959	338,520	55,146	2,194,000
John G. Turpen(6) Executive Vice President and Chief Risk Officer	2022	438,125	—	117,268	376,200	69,306	1,000,899
	2021	154,545	140,000	693,400	105,439	25,869	1,119,253
	2020	—	—	—	—	—	—
Michelle S. Hickox(7) Former Executive Vice President and Chief Financial Officer	2022	336,250	—	299,162	—	1,431,691	2,067,103
	2021	438,750	—	281,235	261,800	53,705	1,035,490
	2020	408,542	—	1,102,113	261,170	38,845	1,810,670
___________
(1)The amounts shown in this column represent salaries earned during the fiscal year shown.
(2)The amounts of bonuses and non-equity incentive plan compensation for each year shown were cash bonuses earned for that year. For 2020, Mr. Daniel Brooks received an additional $100,000 cash incentive in recognition of his outstanding efforts and leadership over the Company’s Paycheck Protection Program that was paid in 2021. The 2021 bonus paid to Mr. John Turpen was his cash Sign-On Bonus.
(3)The amounts shown reflect RSAs and PSUs for each year awarded based upon the executive officer’s performance for the prior year. The 2020 totals for David R. Brooks, Michael B. Hobbs, Daniel W. Brooks and Michelle S. Hickox include the Company's Strategic Re-Design Incentive Awards (as further discussed in the Company’s 2020 and 2021 Proxy Statements), which were awarded on July 3, 2020 in the form of both RSAs and PSUs. In connection with Mr. Langdale's appointment to Chief Financial Officer, his 2022 total includes 2,500 shares each in the form of RSAs and PSUs. Mr. Turpen's 2021 total reflects 5,000 shares each in the form of RSAs and PSUs in connection with his hiring. The market value of the RSAs and PSUs presented for 2022, 2021 and 2020, are based on the market value of the Company’s common stock on the date of the grant, which was $67.28 on October 19, 2022, $73.94 on February 24, 2022, $69.34 on August 2, 2021, $62.58 on January 28, 2021, $38.29 on July 3, 2020 and $53.52 on January 31, 2020. The PSUs are calculated assuming the target level of achievement, based upon the market value of the Company’s common stock on the date of grant. The grant date market value of the PSUs granted in 2022 assuming the maximum level of achievement is as follows: Mr. David Brooks - $788,940, Mr. Paul Langdale, - $252,300, Mr. Michael Hobbs - $431,144, Mr. Daniel Brooks - $318,756, Mr. Turpen -$87,989 and Ms. Michelle Hickox - $224,408.

62
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

COMPENSATION DISCUSSION & ANALYSIS
(4)All other compensation consists of the following for 2022:

	401(k) contributions paid by the Company	Membership dues	Insurance Premiums paid by the Company	Dividends on unvested restricted stock	Auto Allowance	Incidental Benefits (phone allowance, gym subsidy, mortgage referral)	Post-Termination Benefits
David R. Brooks	$15,720	$4,931	$14,666	$107,500	$—	$—	$—
Paul B. Langdale	18,300	—	8,732	7,979	—	1,200	—
Michael B. Hobbs	21,400	27,834	20,696	49,168	12,000	1,200	—
Daniel W. Brooks	21,650	4,061	14,666	47,026	—	300	—
John G. Turpen	17,631	13,721	20,696	16,058	—	1,200	—
Michelle S. Hickox	22,453	—	11,906	30,089	—	1,475	1,365,768

(5)Mr. Langdale did not become a named executive officer until July of 2022. Therefore, his 2021 and 2020 compensation is not reported.
(6)Mr. Turpen joined the Company in July of 2021.
(7)Ms. Hickox departed from the Company on October 1, 2022 and received payment pursuant to a separation agreement as described in "Executive Employment Agreements, Change in Control Agreement, and Restrictive Covenants" on page 57.

63
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS

GRANTS OF PLAN-BASED AWARDS
The table below sets forth the cash portion of 2022 incentive compensation opportunity for each named executive officer as well as the equity grants awarded to each named executive officer in 2022 based on 2021 performance.

			Estimated future payout under nonequity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: Number of shares of stock or units (#)(3)	Grant date fair value of stock and option awards ($)(4)
	Plan	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David R. Brooks	Restricted Stock	February 24, 2022	$—	$—	$—	—	—	—	7,113	$525,935
	Performance Stock	February 24, 2022	—	—	—	3,557	7,113	10,670	—	525,935
	Annual Incentive	—	—	935,000	1,402,500	—	—	—	—	—
Paul B. Langdale	Restricted Stock	February 24, 2022	—	—	—	—	—	—	811	59,965
	Restricted Stock (5)	October 19, 2022	—	—	—	—	—	—	2,500	168,200
	Performance Stock (5)	October 19, 2022	—	—	—	1,250	2,500	3,750	—	168,200
	Annual Incentive	—	—	300,000	450,000	—	—	—	—	—
Michael B. Hobbs	Restricted Stock	February 24, 2022	—	—	—	—	—	—	3,887	287,405
	Performance Stock	February 24, 2022	—	—	—	1,944	3,887	5,831	—	287,405
	Annual Incentive	—	—	423,750	635,625	—	—	—	—	—
Daniel W. Brooks	Restricted Stock	February 24, 2022	—	—	—	—	—	—	2,874	212,504
	Performance Stock	February 24, 2022	—	—	—	1,437	2,874	4,311	—	212,504
	Annual Incentive	—	—	386,250	579,375	—	—	—	—	—
John G. Turpen	Restricted Stock	February 24, 2022	—	—	—	—	—	—	793	58,634
	Performance Stock	February 24, 2022	—	—	—	397	793	1,190	—	58,634
	Annual Incentive	—	—	313,500	470,250	—	—	—	—	—
Michelle S. Hickox	Restricted Stock	February 24, 2022	—	—	—	—	—	—	2,023	149,581
	Performance Stock	February 24, 2022	—	—	—	1,012	2,023	3,035	—	149,581
	Annual Incentive	—	—	—	—	—	—	—	—	—
___________
(1)Represents the cash portion at target and maximum of the total incentive opportunity approved for each named executive officer for 2022 performance.
(2)Represents performance awards under the Equity Incentive Plan based on achieving set performance criteria.
(3)The February 24, 2022 RSA vests equally over a three year period. The October 19, 2022 restricted award vests equally over a four year period.
(4)Calculated by multiplying the RSAs by the grant date market value of $73.94 on February 24, 2022 and $67.28 on October 19, 2022. The value of the PSUs assumes the target level of achievement and is based upon the market value of the Company’s common stock on the date of grant. The grant date market value of the PSUs assuming the maximum level of achievement is as follows: Mr. David Brooks -$788,940, Mr. Paul Langdale - $252,300, Mr. Michael Hobbs - $431,144, Mr. Daniel Brooks - $318,755, Mr. Turpen -$87,989 and Ms. Michelle Hickox - $224,408.
(5)Mr. Langdale was appointed as Chief Financial Officer effective July 29, 2022 and was awarded 2,500 shares each in the form of both RSAs and PSUs with a market value of $67.28 on October 19, 2022.

64
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

COMPENSATION DISCUSSION & ANALYSIS

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information regarding outstanding unvested stock awards held by the named executive officers as of December 31, 2022.

		Stock Awards under the Equity Incentive Plan as of December 31, 2022
Name	Grant Date	Number of Shares of Stock that have not Vested(1)	Market Value of Shares of Stock that have not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares that have not vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that have not vested(2)(3)
David R. Brooks	1/31/2020	5,275	$316,922	—	$—
	7/3/2020	9,600	576,768	28,800	1,730,304
	1/28/2021	5,592	335,967	8,387	503,891
	2/24/2022	7,113	427,349	7,113	427,349
Paul B. Langdale	7/3/2020	1,000	60,080	—	—
	1/28/2021	266	15,981	—	—
	10/1/2021	1,500	90,120	—	—
	2/24/2022	811	48,725	—	—
	10/19/2022	2,500	150,200	2,500	150,200
Michael B. Hobbs	6/17/2019	4,000	240,320	—	—
	1/31/2020	830	49,866	—	—
	7/3/2020	5,500	330,440	11,000	660,880
	1/28/2021	1,525	91,622	2,287	137,403
	2/24/2022	3,887	233,531	3,887	233,531
Daniel W. Brooks	1/31/2020	1,975	118,658	—	—
	7/3/2020	6,000	360,480	12,000	720,960
	1/28/2021	2,061	123,825	3,091	185,707
	2/24/2022	2,874	172,670	2,874	172,670
John G. Turpen	8/2/2021	3,750	225,300	5,000	300,400
	2/24/2022	793	47,643	793	47,643
Michelle S. Hickox	7/3/2020	—	—	11,000	660,880
	1/28/2021	—	—	2,247	135,000
	2/24/2022	—	—	2,023	121,542
(1)The restricted stock awards granted to NEOs on January 31, 2020, January 28, 2021, and February 24, 2022 all vest ratably over 3 years, with the remaining shares vesting equally on the third anniversary of the January 31, 2020 grant, the second and third anniversaries of the January 28, 2021 grant and the first, second and third anniversaries of the February 24, 2022 grant. The restricted award issued to Mr. Hobbs on June 17, 2019 vest equally on January 1, 2023 and 2024. The restricted stock awards granted as part of the July 3, 2020 Strategic Re-Design Incentives vest equally over four years with the remaining awards vesting equally on the third and fourth anniversary of the awards. Restricted stock awards issued to Mr. Turpen and Mr. Langdale on August 2, 2021 and October 1, 2021, respectively, vest equally over four years with the remaining awards vesting equally on the second, third and fourth anniversaries of the respective grant. Restricted stock awards issued to Mr. Langdale on October 19, 2022 vest equally over a four year period with the remaining awards vesting equally on the first, second, third and fourth anniversaries of the grant.
(2)The market values for the outstanding restricted stock awards presented as of December 31, 2022, are based on a fair market value of the Company’s common stock of $60.08 per share as of December 31, 2022, which was the closing sale price of the Company’s common stock on the Nasdaq Global Select Market on such date.

65
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
(3)Three tranches of PSUs are included in this total as follows: a) Strategic Re-Design Incentive Award performance based units granted on July 3, 2020, which will cliff vest after the close of the performance period on June 30, 2024 based on the Company’s achievement of certain performance targets; b) performance based units granted within the ordinary course of the Company’s incentive compensation awards on January 28, 2021and February 24, 2022, which will cliff vest after the close of the performance period on December 31, 2023 and 2024, respectively, based on the Company’s achievement of certain performance targets, and c) performance based stock awards issued to Mr. Turpin and Mr. Langdale on August 2, 2021 and October 19, 2022, respectively, which cliff vest after the close of the respective performance periods on the fourth anniversary of the grants based on achievement of certain performance targets. Awards are shown at the target level of achievement and at the price of $60.08 per share as of December 31, 2022.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information as of December 31, 2022, regarding the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	N/A	1,459,0781)
Equity compensation plans not approved by security holders	—	N/A	—
(1)Constitutes shares of the Company’s common stock issuable under the 2022 Equity Incentive Plan.

OPTION EXERCISES AND STOCK VESTED
The Company has not issued any stock options, restricted stock units, SARs or similar instruments to named executive officers. Accordingly, the table below is limited to showing the vesting of restricted stock during the year ended December 31, 2022 for the named executive officers on an aggregated basis.

	Stock Awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)
David R. Brooks	17,949	$1,332,088
Paul B. Langdale	1,133	75,060
Michael B. Hobbs	6,342	453,626
Daniel W. Brooks	7,465	546,047
John G Turpen	1,250	87,000
Michelle S. Hickox	16,550	1,082,410

66
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

COMPENSATION DISCUSSION & ANALYSIS

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company has entered into Change in Control Agreements (the “Change in Control Agreements”) with each of its named executive officers, with the exception of Mr. John G. Turpen, whose Change In Control terms are set forth under his employment agreement. Each Change in Control Agreement provides, among other things, that if, within twelve months following the occurrence of a Change in Control of the Company (as defined in the Change in Control Agreements), (a) the Company terminates the Executive’s employment without Cause (as defined in the Change in Control Agreements) or the Executive terminates his or her employment for Good Reason (as defined the Change in Control Agreements) and (b) the Executive signs and allows to become effective a general release of all known and unknown claims in favor of the Company and its affiliates, then (i) the Executive will be entitled to a lump sum cash payment in an amount equal to three times the sum, for David R. Brooks, two and a half times the sum for Mr. Daniel Brooks and Mr. Hobbs, or two times the sum, for the other named executive officers, of (x) the Executive’s current annual base salary, plus (y) the Executive’s target total annual bonus for the year of termination, (ii) all of Executive’s unvested grants of restricted stock will become vested and will no longer be subject to restriction or forfeiture, and (iii) Executive shall continue to be a participant in the Bank’s Survivor Benefit Plan such that, upon Executive’s death and provided certain thresholds are met, the Company will pay to the Executive’s beneficiary, as a survivor benefit, a single lump sum cash payment equal to the Executive’s annual base salary in effect on the date of the termination of the Executives’ employment. Each of the Change in Control Agreements provides further that the amount of payments and benefits payable to the Executive is subject to reduction to the extent necessary to ensure that such amount does not constitute a “parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended.
The Company believes the Change in Control Agreements, which are a common practice among the Company’s peers, are necessary to ensure the continued focus of its executives on making the appropriate strategic decisions for the Company that maximize shareholder value, even if the decision involves a change in control and professional risk for the executives.
Each Change in Control Agreement expires three years following the date on which such agreement was executed. Unless previously terminated, upon the expiration of the term thereof, each Change in Control Agreement will renew for successive one-year renewal terms provided that the Company’s Compensation Committee explicitly reviews such agreement and expressly approves each extension within a 90-day period prior to the end of such initial or renewal term. Each Change in Control Agreement automatically terminates without further action by the Company if the employee’s employment is terminated by the Company for Cause or upon the employee’s death or disability or voluntarily by the employee without Good Reason, as those terms are defined in the Change in Control Agreements.
Under the Change in Control Agreements, the Company is not obligated to make any payment to the employees subject to such agreements if any such payments or benefits to the employee would constitute a “golden parachute payment” as defined in 12 CFR §359 unless such payment can be made in compliance with such regulation. The Company is obligated to use commercially reasonable efforts to obtain any regulatory approvals required to enable it to make such payments under the applicable Change in Control Agreement.
Mr. Turpen’s employment agreement previously discussed under “Executive Employment Agreements, Change in Control Agreements, and Restrictive Covenants” provides that if, within twenty-four (24) months following the occurrence of a Change in Control of the Company (as defined in the Company’s Equity Incentive Plan) (a) the Company terminates his employment without Cause (as defined in his employment agreement) or he terminates his employment for Good Reason (as defined within the employment agreement) and (b) he signs and allows to become effective a general release of all known and unknown claims in favor of the Company and its affiliates, then, Mr. Turpen is entitled to a lump sum cash payment in amount equal to two times the sum of his current annual base salary, plus the greater of (i) his annual bonus target and (ii) the average bonus actually paid to Mr. Turpen (before any tax withholding) during the three completed years prior to the date of his termination for the calendar year in which the termination occurs. Mr. Turpen’s employment agreement contains all other terms described above for the executive Change In Control Agreements, except that he is not entitled to continue participation in the Independent Financial Survivor Benefit Plan and his agreement is not subject to review and approval by the Compensation Committee; rather, it automatically renews after the expiration of its initial three year term, unless the Company provides ninety (90) day notice of termination.

67
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
Michelle Hickox's Change in Control terms are set forth under her separation agreement as discussed on page 57.
In addition to the amounts payable under the Change in Control Agreements, the Company’s Equity Incentive Plan generally provides that, upon a Change in Control satisfying the requirements of such plan, a successor entity may provide a substitute award pursuant to the terms and conditions of such plan. However, if the successor does not provide a substitute award, all restrictions, deferrals of settlement and forfeiture conditions applicable to shares of restricted stock granted under such plan will lapse and such shares will be deemed fully vested as of the time of the Change in Control. With respect to grants subject to the achievement of performance goals, a pro rata portion of the award would be considered earned based on actual performance for the portion of the performance period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and the value of the remaining portion of the award would be considered earned based on target performance. If performance based grants are not assumed or substituted for by the successor company pursuant to the Equity Incentive Plan, then the full amount of the performance based grant shall be considered earned and payable.
The following table summarizes the estimated payments to be made under each named executive officer’s change in control agreement described above, except for Ms. Hickox who is no longer employed and therefore, excluded. For the purposes of the quantitative disclosure in the following table, and in accordance with SEC regulations, the Company has assumed that the change in control and termination took place on December 31, 2022, and that the price per share of its common stock was the closing market price as of that date.

Name	Cash(1)	Equity(2)	Other(3)	Total
David R. Brooks	$9,180,000	$4,318,550	$—	$13,498,550
Paul B. Langdale	2,000,000	515,306	—	2,515,306
Michael B. Hobbs	4,025,625	1,977,593	—	6,003,218
Daniel W. Brooks	3,540,625	1,854,970	—	5,395,595
John G. Turpen	2,309,500	827,602	—	3,137,102
___________
(1)Cash amounts that would be paid under the Company’s existing change in control agreements upon a change in control and a qualifying termination or termination for Good Reason using base salary information for 2022 and the amount of the named executive officers’ 2022 annual incentive bonus.
(2)Estimates of the value that would have been recognized by our executive officers as result of the accelerated vesting of the shares of RSAs and PSUs held by such executive officers assuming a change in control and termination occurred on December 31, 2022. The estimated value was calculated by multiplying the number of unvested shares of RSAs and PSUs held by the applicable executive officer by the closing price of our common shares on December 31, 2022, which was $60.08. The PSU values were calculated based upon the target level of achievement. The actual amounts to be paid out can only be determined at the time of such change in control.
(3)Other benefits for the named executive officers include participation in the Company's Survivor Benefit Plan, as explained above.

68
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

PROPOSAL III: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

ADVISORY VOTE
We are conducting our annual advisory vote to approve our executive compensation for 2022. This advisory vote, commonly referred to as a “Say-on-Pay” vote, is non-binding and advisory. Although this vote is non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding the Company’s executive compensation program.
The Company urges shareholders to read this section of the Proxy Statement in its entirety, which describes in detail how its executive compensation policies and procedures operate and are designed to achieve compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of the Company’s named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving its goals and that the compensation of its named executive officers reported in this Proxy Statement has contributed to the Company’s recent and long-term success.
The Company is asking for shareholder approval of the compensation of its named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the information contained in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this Proxy Statement.

Accordingly, the Company is asking its shareholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2022 Summary Compensation Table and the other related tables and disclosures.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”) (PROPOSAL III).

69
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

PROPOSAL IV: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023
Pursuant to the recommendation of the Audit Committee, the Company has appointed RSM US LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal 2022. RSM US LLP has been the Company’s independent registered public accounting firm since 2001. RSM US LLP served as the Company’s independent accountants for fiscal 2022 and reported on the Company’s consolidated financial statements for that year, as well as the effectiveness of the Company’s internal control over financial reporting.
At the Annual Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of RSM US LLP. The ratification of such appointment will require the affirmative vote of the majority of the votes cast by the shareholders entitled to vote and present during the live webcast of the Annual Meeting or represented by proxy at the meeting. Representatives of RSM US LLP are expected to be present at the Annual Meeting.
Shareholder ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year is not required by the Company’s Bylaws, state law or otherwise. However, the Board of Directors is submitting the selection of RSM US LLP to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain RSM US LLP. Even if the selection of RSM US LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2023 fiscal year if it determines that such a change would be in the best interests of the Company and its shareholders.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has reviewed the following audit and non-audit fees that the Company has paid to RSM US LLP for 2022 and 2021 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by RSM US LLP before the services are performed, including all of the services described under “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below.
Fees for professional services provided by the Company’s independent registered public accounting firm in each of the last two fiscal years, in each of the following categories, were:

	2022	2021
Audit Fees (1)	$1,215,145	$1,186,271
Audit-Related Fees (2)	40,000	35,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,255,145	$1,221,271
___________
(1)Audit fees include fees billed for service rendered by RSM US LLP for the audit of the Company’s annual consolidated financial statements and internal controls over financial reporting, the review of periodic reports, including quarterly reports filed on Form 10-Q and other documents filed with the SEC.
(2)Audit-related fees are fees for audits of the Company's 401(k) plan.

70
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

PROPOSAL IV: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related and non-audit services to be performed by the Company’s independent auditors. The Audit Committee will approve the maximum aggregate amount of the costs that may be incurred under a general pre-approval of certain audit services. Any proposed audit services for which the cost to the Company would exceed these levels or amounts, or services that have not received general pre-approval, requires specific pre-approval by the Audit Committee.
The term of any general pre-approval is twelve (12) months from the stated date of pre-approval, unless the Audit Committee considers a different period and specifically states otherwise. The Audit Committee annually reviews and pre-approves the services, and the associated cost levels or budgeted amounts, which may be provided by its independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee adds to or subtracts from the list of general pre-approved services from time to time, based on subsequent determinations.
In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for audit-related services and other audit services. Unless granted general pre-approval, all audit-related services and other audit services must be specifically pre-approved by the Audit Committee. All non-audit services must be specifically pre-approved by the Audit Committee. The Company’s independent auditor may not be engaged to provide any service that is prohibited by applicable law to be provided to an audit client by an independent auditor.
The Audit Committee may delegate pre-approval authority to one or more of its members. All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Chief Financial Officer of the Company. The Chief Financial Officer will determine, upon consultation with the chairman of the Audit Committee, whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.

AUDIT COMMITTEE REPORT
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market and in Section 10A of the Exchange Act and that Craig E. Holmes, Audit Committee Chair, has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC.
In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report to shareholders on Form 10-K with management, who has primary responsibility for the financial statements, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

71
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

PROPOSAL IV: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023
The Audit Committee reviewed with RSM US LLP, the independent registered public accounting firm to the Company, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles, the matters that are required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with RSM US LLP the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter from RSM US LLP required by applicable professional and regulatory standards, including those of the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the auditors’ independence.
The Audit Committee discussed with RSM US LLP their audit of the Company’s 2022 financial statements. The Audit Committee meets with RSM US LLP, with and without management present, to discuss the results of their examinations, their evaluations of the effectiveness of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee held nine (9) meetings during fiscal year 2022. The Audit Committee also reviewed Management’s Report on Internal Control Over Financial Reporting contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, as well as RSM US LLP’s Report of Independent Registered Public Accounting Firm included in the same Annual Report on Form 10-K related to its audits of (1) the Company’s consolidated financial statements and (2) the effectiveness of internal control over financial reporting.
Based on the above-mentioned reviews and discussions with management and RSM US, LLP, the Audit Committee recommended to the Company’s Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report to shareholders on Form 10-K for the prior fiscal year for filing with the SEC.
Respectfully submitted,
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Craig E. Holmes (Chair)
Alicia K. Harrison
J. Webb Jennings III
Paul E. Washington

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2023 (PROPOSAL IV) .

72
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The CEO to median employee pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
Below is the 2022 annual total compensation of the Company’s CEO, the annual total compensation of the Company’s median employee, the ratio of the annual total compensation of the Company’s CEO to that of the Company’s median employee, and the methodology we used to calculate the Company’s CEO pay ratio.

CEO Annual Total Compensation	$3,350,562
Median Employee Annual Total Compensation	$75,917
CEO to Median Employee Pay Ratio	44:1
Methodology
Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with the rules of the Securities & Exchange Commission. To calculate our median employee pay ratio, we utilized the same methodology as that used for our 2022 Proxy Statement as follows:

•We utilized the same median employee that we identified for year 2021 as that employee was still active and representative. This median employee was determined by:
◦Identifying our eligible employee population of all employees of the Company as of December 31, 2021, including full-time, part-time and seasonal or temporary workers, employed by the Company or its subsidiaries, but excluding our CEO.
◦Calculating the total calendar year taxable wages for each employee as of December 31, 2021.
◦Sorting all employees and determining the median employee.
•Calculated CEO Pay Ratio by calculating our median employee’s total compensation for 2022 according to instructions for preparing the Summary Compensation Table, including employer health insurance contributions and the value of other benefits. We then calculated our CEO’s annual total compensation using the same approach to determine the pay ratio shown above.
The Company’s continued investment in its employees is tantamount to the continued performance of the organization, and the Company focuses on offering competitive compensation arrangements that balance risk and reward while encouraging employees to grow and develop professionally.

73
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation S-K, the Company is providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, see “Compensation Discussion and Analysis.”
Pay Versus Performance Table
The following table provides the information required for our CEO and Other NEOs for each of the fiscal years ended December 31, 2022, 2021 and 2020 along with the required financial information for each fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Other NEOs (1)	Average Compensation Actually Paid to Other NEOs (2)	Company Total Shareholder Return (3)	Peer Group Total Shareholder Return (4)	Net Income (in thousands) (5)	Adjusted ROTCE (6)
2022	$3,350,562	$2,559,206	$1,457,215	$1,205,759	$115.63	$97.52	$196,291	15.20%
2021	2,728,746	3,569,646	1,190,759	1,458,062	135.89	124.06	224,750	15.46
2020	4,298,189	5,706,438	1,790,026	2,354,469	115.62	89.69	201,209	15.58
___________
(1)The amounts shown above represent Total Compensation reported for the CEO and the average of the amounts reported for the Other Named Executive Officers in the “Total” column of the Summary Compensation Table for each applicable year.
(2)The amounts shown above represent "compensation actually paid" to the CEO and to Other Named Executive Officers for each corresponding year. In accordance with the requirements of Item 402(v) of Regulation S-K, we calculated compensation actually paid by making certain required adjustments to total compensation as reported in the Summary Compensation Table as shown in the table below. The fair values of outstanding performance stock units are based on the same methodology used to account for such awards in our financial statements under generally accepted accounting principles and consider the probable outcomes of the underlying performance conditions. David R. Brooks served as our CEO for the entirety of 2022, 2021 and 2020. The Other NEOs included in this calculation for each year are as follows: 2022 - Paul B. Langdale, Michael B. Hobbs, Daniel W. Brooks, John G. Turpen and Michelle S. Hickox; 2021 - Michelle S. Hickox, Michael B. Hobbs, Daniel W. Brooks and John G. Turpen; 2020 - Michelle S. Hickox, Michael B. Hobbs, Daniel W. Brooks, and Mark S. Haynie.

	CEO			Other NEOs
	2022	2021	2020	2022	2021	2020
Summary Compensation Table Total Compensation	$3,350,562	$2,728,746	$4,298,189	$1,457,215	$1,190,759	$1,790,026
Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(1,051,870)	(1,049,717)	(2,684,787)	(362,522)	(411,937)	(992,630)
Fair Value at Fiscal Year End of Equity Awards Granted in Fiscal Year	854,698	1,210,244	3,990,214	299,979	455,447	1,524,269
Dividends Deferred on Unvested Shares	64,633	49,087	15,840	16,548	14,611	5,638
Change in Fair Value from Prior Year End to Current Year End of Unvested Equity Awards Granted in Prior Years	(695,884)	566,523	92,585	(181,127)	184,415	33,892
Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Vested in Current Year	37,067	64,763	(5,603)	(24,334)	24,767	(6,726)
Compensation Actually Paid	$2,559,206	$3,569,646	$5,706,438	$1,205,759	$1,458,062	$2,354,469

74
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

PAY VERSUS PERFORMANCE
(3)The amounts shown above represent the Company’s cumulative total shareholder return (TSR) on an assumed investment of $100 in shares of Company common stock over the indicated measurement period. The cumulative TSR reported above is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the indicated measurement period by our share price at the beginning of the measurement period.
(4)The amounts shown above represent the cumulative peer group TSR on an assumed investment of $100, weighted according to the respective peer group companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the KBW Nasdaq Bank Index included in our Annual Report on Form 10-K.
(5)Net income attributable to Independent Bank Group, Inc. as reported in the Company’s consolidated financial statements included in our 2022 Annual Report on Form 10-K.
(6) Although the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that adjusted return on tangible common equity (ROTCE) is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. ROTCE is a non-GAAP financial measure and is calculated as the adjusted net income divided by average tangible common equity. Adjusted net income includes adjustments for extraordinary items such as gain/loss on sale of assets; recoveries on loans charged off prior to an acquisition; other real estate and other asset impairment; acquisition expenses; and non-recurring executive and departmental restructuring separation costs. Average common equity excludes average balances of goodwill and other net intangible assets.
Most Important Performance Measures
The following were the most important financial performance measures we used to link compensation actually paid to the CEO and Other NEOs to our performance for the year ended December 31, 2022:

Adjusted (Non-GAAP) Return on Tangible Common Equity (ROTCE)
Adjusted (Non-GAAP) EPS
Adjusted (Non-GAAP) Efficiency Ratio
Non-Performing Assets

75
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

PAY VERSUS PERFORMANCE
Description of the Relationship Between Compensation Actually Paid and the Company Performance
The chart below shows the relationship between compensation actually paid to our CEO and the average of the compensation actually paid to our Other NEOs and our cumulative TSR over the three most recently completed fiscal years. In addition, the table below shows the relationship between our cumulative TSR and our peer group TSR over that same period.

Compensation Actually Paid vs. Company Cumulative TSR & Peer TSR
Compensation Actually Paid ($000's)
$6,000
$4,000
$2,000
$—
$140.00
$120.00
$100.00
$80.00
Cumulative TSR
(Value of Initial $100 Investment)
$135.89
$124.06
$115.62
$115.63
$97.52
$89.69
2020
2021
2022
CEO
Other NEOs
Company Cumulative TSR
Peer TSR

76
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

PAY VERSUS PERFORMANCE
The chart below shows the relationship between compensation actually paid to our CEO, the average of the compensation actually paid to our Other NEOs and our net income over the three most recently completed fiscal years.

Compensation Actually Paid vs. Net Income ($ in Thousands)
Compensation Actually Paid ($000's)
$6,000
$4,000
$2,000
$—
$240,000
$224,000
$208,000
$192,000
$176,000
Net Income ($000's)
$201,209
$224,750
$196,291
2020
2021
2022
CEO
Other NEOs
Net Income

77
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

PAY VERSUS PERFORMANCE
The following chart shows the relationship between compensation actually paid to our CEO, the average of compensation actually paid to our Other NEOs, and the adjusted return on tangible common equity over the three most recently completed fiscal years.

Compensation Actually Paid vs. Adjusted ROTCE
Compensation Actually Paid ($000's)
$6,000
$4,000
$2,000
$—
15.58%
15.46%
15.20%
15.60%
15.40%
15.20%
15.00%
Adjusted ROTCE
2020
2021
2022
CEO
Other NEOs
Adjusted ROTCE

78
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
If a Company shareholder desires to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s Proxy Statement for the Annual Meeting of Shareholders in 2024, the Company must receive such proposal and supporting statements, if any, at its principal executive office no later than February 9, 2024, unless the date of the Company’s 2024 Annual Meeting of Shareholders is changed by more than 30 days from May 18, 2024 (the one-year anniversary date of the 2023 annual meeting). In such case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials. Under such circumstance, we will disclose the deadline by which shareholder proposals that are to be included in our proxy materials must be received in our filings with the SEC or, if impracticable, by any other means reasonably determined to inform our shareholders. Such proposals must also comply with the remaining requirements of Rule 14a-8.
In addition, if a shareholder desires to submit a shareholder proposal outside of Rule 14a-8 to be brought before the Company’s Annual Meeting of Shareholders in 2024, the shareholder must give timely notice in writing to the address listed below and comply with the other requirements of the Company’s Bylaws. In the event that the 2024 Annual Meeting of Shareholders is changed by more than 30 days from May 18, 2024, the Company must receive such notice at its principal executive office not later than the close of business on the 15th day following the day on which notice of the date of the annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever occurs first. In the event that the 2024 Annual Meeting of Shareholders is not changed by more than 30 days from May 18, 2024, the Company must receive such notice not less than 90 days nor more than 120 days prior to the anniversary date of the 2023 Annual Meeting, pursuant to the Company’s Bylaws. A shareholder’s notice to Mark Haynie, Corporate Secretary, must set forth, as to each matter the shareholder proposes to bring before the Company’s Annual Meeting of Shareholders in 2024:
•the name and residence address of the shareholder of the Company who intends to make a nomination or present any other matter;
•a representation that the shareholder is a holder of the Company’s voting stock (indicating the class and number of shares owned) and intends to appear in person or by proxy at the annual meeting to make the nomination or bring up the matter specified in the notice;
•with respect to notice of an intent to make a nomination for the election of a person as a director of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;
•with respect to an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a Proxy Statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors of the Company; and
•with respect to the notice of an intent to bring up any other matter, a description of the matter, and any material interest of the shareholder in the matter.
Notice of intent to make a nomination of a person for election as a director of the Company shall be accompanied by the written consent of each nominee to serve as director of the Company if so elected.
All shareholder proposals should be submitted in writing to:
Independent Bank Group, Inc.
Mark Haynie, Corporate Secretary
7777 Henneman Way
McKinney, Texas 75070
Fax: (972) 562-5496
Email: mark.haynie@ifinancial.com

79
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

VOTING

VOTING
Who can vote?
Only holders of record as of the close of business on March 21, 2023 will be entitled to receive notice of and to vote at the Annual Meeting of Shareholders. As of the Record Date, there were 41,281,927 shares outstanding and entitled to vote.
How do I vote?

Visit the website listed in your voting materials	Call the toll-free voting number in your voting materials	Mail your completed and signed voting materials	Vote in person during the live webcast of Annual Meeting of Shareholders
Employee Voting: If you participate in the Independent Financial 401(k) Plan (“Plan”), and your Plan account has investments in shares of our common stock, you must provide instructions to the trustee of the Plan (by the Internet, telephone, or proxy card) for your shares to be voted according to your instructions. Each Plan participant’s voting instructions will also direct the trustee of the Plan to vote any unvoted shares in the same ratio as the shares for which voting instructions have been received by the Trustee, unless contrary to law.

80
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

OTHER MATTERS

OTHER MATTERS
The Board of Directors does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.
All holders of our common stock as of the Record Date are invited to attend the live webcast of the Annual Meeting. Regardless of whether you plan to attend the virtual meeting by live webcast, you are strongly urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience or vote your shares using the Internet or telephone as described above.
By order of the Board of Directors,
Mark Haynie
Corporate Secretary
April 7, 2023

81
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

APPENDIX A
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF FORMATION

Pursuant to the provisions of Section 3.053, Section 21.052 and Sections 21.054-21.055 of the Texas Business Organizations Code (the “TBOC”), Independent Bank Group, Inc., a for-profit corporation existing under the TBOC (the “Corporation”), hereby adopts the following Certificate of Amendment to its Amended and Restated Certificate of Formation, as amended (the “Restated Certificate”).
ARTICLE 1

The name of the Corporation is Independent Bank Group, Inc. The Corporation is a for-profit corporation. The file number issued to the Corporation by the Secretary of State is 800125042. The date of formation of the Corporation is September 20, 2002.
ARTICLE 2

The Restated Certificate is hereby amended by this Certificate of Amendment to amend Article X to provide for the phasing out of the classified structure of the Corporation’s Board of Directors.
ARTICLE 3

Article X of the Restated Certificate is hereby amended and restated, in its entirety, to read as follows:
“ARTICLE X

A.    General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. ln addition to the powers and authority herein or by statute expressly conferred upon them, the directors of the Corporation are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the TBOC, this Amended and Restated Certificate of Formation, as amended (the “Amended and Restated Certificate”) and the Bylaws of the Corporation.

B.     Number of Directors. Except pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of stock having the right to elect a director by the vote solely of the holders of that class or series of stock, the number and class of directors of the Corporation shall be fixed from time to time by the affirmative vote of a majority of the entire Board of Directors or pursuant to the Bylaws of the Corporation.

C.     Classes. The directors, other than those who may be elected by the holders of shares of any class or series of stock having the right to elect a director by the vote solely of the holders of that class or series of stock pursuant to the terms of Article IV hereof or any resolution or resolutions providing for the establishment of such class or series of stock adopted by the Board of Directors, shall be divided into three classes until the 2025 annual meeting of shareholders, with respect to the time for which they severally hold office, designated Class I, Class II and Class III. Until the 2025 annual meeting of shareholders, each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At and after the 2025 annual meeting of shareholders, the directors will no longer be divided into classes. The initial division of the Board of Directors following the effective date of this Amended and Restated Certificate shall be as follows:

82
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

•the Class I directors will initially consist of the following individuals, and their term shall expire at the annual meeting of shareholders to be held in 2024:

Daniel W. Brooks	7777 Henneman Way McKinney, TX 75070-1711
Craig E. Holmes	7777 Henneman Way McKinney, TX 75070-1711
G. Stacy Smith	7777 Henneman Way McKinney, TX 75070-1711
Janet P. Froetscher	7777 Henneman Way McKinney, TX 75070-1711

•the Class II directors will initially consist of the following individuals, and their term shall expire at the annual meeting of shareholders to be held in 2024:

William E. Fair	7777 Henneman Way McKinney, TX 75070-1711
Donald L. Poarch	7777 Henneman Way McKinney, TX 75070-1711
Michael T. Viola	7777 Henneman Way McKinney, TX 75070-1711

•the Class III directors will initially consist of the following individuals, and their term shall expire at the annual meeting of shareholders to be held in 2025:

David R. Brooks	7777 Henneman Way McKinney, TX 75070-1711
Alicia K. Harrison	7777 Henneman Way McKinney, TX 75070-1711
J. Webb Jennings III	7777 Henneman Way McKinney, TX 75070-1711
Paul E. Washington	7777 Henneman Way McKinney, TX 75070-1711

D.     Advance Notice of Nominations. Advance notice of shareholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

E.     Terms of Office. Each director shall hold office until the annual meeting of shareholders for the year in which such director’s term expires and until such director’s successor shall have been elected and qualified or until his or her earlier death, resignation, retirement or removal from office. At the 2023 annual meeting of shareholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2024 annual meeting of shareholders; at the 2024 annual meeting of shareholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2025 annual meeting of shareholders; and at the 2025 annual meeting of shareholders and at each annual meeting of shareholders thereafter, all directors shall be elected for a term expiring at the next annual meeting of shareholders.

83
PROXY STATEMENT 2023	INDEPENDENT BANK GROUP, INC.

F.     Election of Directors. Subject to the rights of the holders of any class or series of capital stock having the right to elect a director by the vote solely of the holders of that class or series of stock, (i) at each annual meeting of shareholders beginning in 2023, successors to the directors whose terms expire at that meeting shall each be elected for a one (1)-year term and (ii) prior to the 2025 annual meeting of shareholders, if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly as may be possible to one-third (1/3) of the total number of directors, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Each director shall be at least twenty-one (21) years of age. Directors need not be shareholders of the Corporation.

G.     Vacancies. Any vacancy on the Board of Directors occurring between annual meetings of shareholders, including up to two (2) newly created directorships, may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy from an increase in the number of directors shall hold office for a term ending with the next election of directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

H.     Removal of Directors. Subject to the rights of the holders of any class or series of capital stock having the right to elect a director by the vote solely of the holders of that class or series of stock, any director may be removed from office only for cause and only by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors (“Voting Stock”), voting together as a single class.”

ARTICLE 4

This amendment to the Restated Certificate has been approved in the manner required by the TBOC and by the governing documents of the Corporation.

IN WITNESS WHEREOF, the Corporation has, subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument, caused this Certificate of Amendment to be signed by a duly authorized officer as of this [ ] day of [ ], 2023.

INDEPENDENT BANK GROUP, INC.

By:
David R. Brooks
Chairman and Chief Executive Officer

84
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2023

INDEPENDENT BANK GROUP

INDEPENDENT BANK GROUP, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IBTX2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 17, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by no later than the time the polls close for voting at the meeting for your vote to be counted at the meeting

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V05060-P90667 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDEPENDENT BANK GROUP, INC.

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR proposals 1, 2, 3, and 4 unless otherwise indicated.

		For	Against	Abstain
1.	APPROVE THE AMENDMENT TO CHARTER: A vote regarding the amendment to the Charter to provide for the phasing out of the classified structure of the Company's Board of Directors.	☐	☐	☐
2.	ELECTION of four (4) Class I Directors to serve on the Board of Directors of the Company until the Company's 2024 Annual Meeting of Shareholders (or 2026 Annual Meeting of Shareholders if Proposal 1 is not approved), and each until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal:			
	Nominees:	**For**	**Against**	**Abstain**
2a.	DANIEL W. BROOKS	☐	☐	☐
2b.	JANET P. FROETSCHER	☐	☐	☐
2c.	CRAIG E. HOLMES	☐	☐	☐
2d.	G. STACY SMITH	☐	☐	☐
3.	ADVISORY APPROVAL OF SAY-ON-PAY: A (non-binding) vote regarding the compensation of the Company's named executive officers (Say-On-Pay).	☐	☐	☐
4.	Ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the company for the year ending December 31, 2023.	☐	☐	☐
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.			

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date